                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant___
Check the appropriate box:

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           MACC PRIVATE EQUITIES INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

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                  _____________________________________________________________.

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          5)      Total fee paid:____________________.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                      MACC

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                February 4, 2004

To the Shareholders of MACC Private Equities Inc:

         The Annual Meeting of Shareholders of our Corporation will be held on Tuesday February 24, 2004, at 10:30 a.m. at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah.

         A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 2003, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. IF YOU ATTEND THE ANNUAL MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY MAILED THE ENCLOSED PROXY.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                                                     Very truly yours,

                                                     /s/ Paul M. Bass, Jr.
                                                     Paul M. Bass, Jr.
                                                     Chairman of the Board

                                      MACC

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 2004

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 24, 2004, at 10:30 a.m., Mountain Standard Time at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, for the following purposes:

         1. To elect eight directors to serve until the 2005 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

         2. To approve an Investment Advisory Agreement between the Corporation and Atlas Management Partners LLC ("Atlas");

         3. To approve an Investment Advisory Agreement between MorAmerica Capital Corporation ("MorAmerica Capital") and Atlas;

         4. To approve an Investment Advisory Support Services Agreement among the Corporation, MorAmerica Capital, Atlas and InvestAmerica Investment Advisors, Inc;

         5. To approve amending the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 4,000,000 to 10,000,000;

         6. To authorize the Corporation to issue rights to acquire any authorized shares of Common Stock of the Corporation;

         7. To authorize the Corporation to issue warrants, rights or options to purchase, or securities convertible into, shares of the Corporation's Common Stock;

         8.       To ratify the appointment of KPMG LLP as independent auditors;
and

         9. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on December 31, 2003, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                      By Order of the Board of Directors

                                      /s/ David R. Schroder
                                      David R. Schroder, Secretary

         YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                                      MACC

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 2004

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 24, 2004, or any adjournment thereof (the "2004 Annual Meeting"). The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about February 9, 2004.

                             PURPOSES OF THE MEETING

         The 2004 Annual Meeting is to be held for the purposes of:

         (1) electing eight persons to serve as Directors of the Corporation until the 2005 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified;

         (2) approving the Investment Advisory Agreement (the "New Corporation Investment Advisory Agreement") between the Corporation and Atlas Management Partners LLC ("Atlas");

         (3) approving the Investment Advisory Agreement (the "New MorAmerica Capital Investment Advisory Agreement" and, together with the New Corporation Investment Advisory Agreement, the "New Investment Advisory Agreements") between MorAmerica Capital Corporation ("MorAmerica Capital") and Atlas;

         (4) approving the Investment Advisory Support Services Agreement (the "Subadvisory Agreement") among the Corporation, MorAmerica Capital, Atlas and InvestAmerica Investment Advisors, Inc. ("InvestAmerica");

         (5) approving the amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 4,000,000 to 10,000,000;

         (6) authorization to issue rights to acquire any authorized shares of Common Stock of the Corporation;

         (7) authorization to issue warrants, rights or options to purchase, or securities convertible into, shares of the Corporation's Common Stock;

         (8) ratifying the appointment by the Board of Directors of KPMG LLP as independent auditors; and

         (9) transacting such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors unanimously recommends that the shareholders vote FOR the election as Directors of the persons named under ELECTION OF DIRECTORS, FOR the approval of the New Corporation Investment Advisory Agreement, FOR the approval of the New MorAmerica Capital Investment Advisory Agreement, FOR the approval of the Investment Advisory Support Services Agreement, FOR the approval of the amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 4,000,000 to 10,000,000, FOR the authorization to issue rights to acquire any authorized shares of Common Stock of the Corporation, FOR the authorization to issue warrants, rights or options to purchase, or securities convertible into, shares of the Corporation's Common Stock and FOR the ratification of the appointment of KPMG LLP as independent auditors.

                 RECENT DEVELOPMENTS - BACKGROUND FOR PROPOSALS

         Given the Corporation's relatively small size and limited shareholder base, trading in the Corporation's stock has been limited. In addition, the financial performance of the Corporation has been disappointing for the past several years. Specifically, net asset value per share of the Corporation's Common Stock has declined from $11.01 per share at the end of the fiscal year ended September 30, 2000 ("Fiscal Year 2000") to $5.47 at the end of the fiscal year ended September 30, 2003 ("Fiscal Year 2003"), closing market bid price per share at the end of Fiscal Year 2000 of $7.66 declined to $2.52 at the end of Fiscal Year 2003 and the market price per share as a percentage of net asset value per share declined from 69.6% at the end of Fiscal Year 2000 to 46.1% at the end of Fiscal Year 2003. At the same time, over the last several years, the market capitalization of companies whose value is recognized by the markets has continued to rise. The Board of Directors believes that companies with a relatively low market capitalization, such as the Corporation (approximately $5.9 million at September 30, 2003), do not attract sufficient investor or analyst interest to provide market recognition of value. At the same time, the expenses associated with being a public company are very high for a company of such relatively small size.

         During this time, and in particular during the last fiscal year, the Board of Directors has explored various alternatives to improve the Corporation's performance, including raising substantial capital to reach a size receiving better market recognition, going private and liquidation through dividend payments to stockholders over time. Also, as further described under PROPOSAL 2 and PROPOSAL 3, in order to reduce operating losses, InvestAmerica, the Corporation's existing investment advisor under the current Investment Advisory

Agreements between InvestAmerica and each of the Corporation and MorAmerica Capital (the "Current Investment Advisory Agreements"), proposed and implemented a voluntary reduction of its management fee for the period from January, 2003 through February, 2004.

         In mid-2003, the Corporation became aware that Zions First National Bank ("Zions"), at that time the holder of approximately 35% of the Corporation's stock, was planning to sell its shares, as two prospective purchasers discussed their planned purchase with the Board of Directors. Atlas, the proposed new investment advisor, successfully negotiated and closed the purchase of the Zions shares. Todd J. Stevens, a board member and Zions employee, resigned from the Corporation's Board of Directors at its October 9, 2003 meeting, and was replaced by Kent I. Madsen, the current sole manager of Atlas.

         Atlas was formed for the purpose of acquiring the Zions shares, which, with shares already owned by Atlas affiliates, results in Atlas' control of approximately 40% of the Common Stock of the Corporation. Atlas also was formed with the intention of becoming the investment advisor to the Corporation and its subsidiary MorAmerica Capital.

         Mr. Madsen attended the meeting of the Board on December 9, 2003, and gave a presentation to the Board of Directors regarding Atlas' plans for the Corporation, including new members of the Board of Directors and the New Investment Advisory Agreements. A principal component of the plan is to build shareholder value by increasing the size of the Corporation. At that meeting, Geoffrey T. Woolley, who is expected to become a member and Voting Managing Director of Atlas, was named to the Board of Directors to fill a vacancy. Also at this meeting, the Board of Directors appointed its Nominating/Governance Committee to consider nominations for the 2004 Annual Meeting.

         The Nominating/Governance Committee met on December 15 and 22, 2003, and the Board of Directors on December 22 and 23, 2003. At these meetings, the Board of Directors adopted the Nominating/Governance Committee's recommendations to nominate six persons suggested by Atlas to the Board of Directors for one-year terms, and to nominate two existing directors to serve another one year term. In addition, the current Chairman of the Board, Mr. Paul M. Bass, Jr., will continue to serve as a member of the Board of Directors as his term does not expire until the Annual Meeting of shareholders in 2005.

         Also during these meetings, the Board of Directors approved and recommended to the shareholders the approval of the New Investment Advisory Agreements for the Corporation and MorAmerica Capital with Atlas as well as the Subadvisory Agreement among Atlas, InvestAmerica, the Corporation and MorAmerica Capital. The Current Investment Advisory Agreements would be allowed to expire at their current scheduled February 29, 2004 expiration date. The terms of all these agreements are summarized under PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4.

         During these meetings, Atlas outlined for the Board of Directors a long-term strategy that includes the following elements:

- Making larger single investments in later stage companies, through a significantly expanded deal-flow network;

- Investing primarily in debt investments in cash flow positive businesses, with attention to selected industries experiencing consolidation, and selected asset-based or secured financing opportunities;

- Investing on a selective and limited basis in high-growth earlier stage companies;

- Investing on a selective and limited basis in shorter-term investments such as private investments in public equities;

- Retaining new management with experience in managing larger funds and in raising institutional capital to support corporate growth;

- Increasing investment advisor incentive compensation from the current 13.4% of Net Capital Gains to 20% of Net Capital Gains, an incentive fee that is customary for similar funds and is the maximum allowable incentive fee under the Advisors Act;

- Recruiting for the coming year and future years Directors with diverse and broad financial and business experience;

- Moving corporate headquarters to Salt Lake City, Utah to take advantage of a larger and more active investment and financial community;

- Undertaking an investor relations strategy to obtain better market understanding of the Corporation;

- Diligently focussing on growing the size of the Corporation over time through internal growth and additional debt and equity capital to reduce fixed expenses per share, more closely resemble peer public business development companies and increase shareholder liquidity and maximize shareholder value; and

- Retaining the Existing Investment Advisor on a transition basis as a subadvisor to efficiently manage the current portfolio.

         The Board of Directors reviewed recent financial performance of the Corporation and evaluated information regarding the prior business experience of Atlas principals. The Board of Directors also examined data regarding peer group business development companies and each of the elements of the Atlas long-range plan described above. In light of these factors, the Board of Directors approved, and determined to recommend to the shareholders for their approval, the slate of Directors described under PROPOSAL 1, the New Investment Advisory Agreements as defined and summarized in PROPOSAL 2 and PROPOSAL 3 and the Subadvisory Agreement summarized in PROPOSAL 4.

         On January 13, 2004, the Board of Directors of the Corporation unanimously approved, and determined to recommend to the shareholders for their approval, a resolution to amend the Corporation's Certificate of Incorporation to provide for an increase in the number of authorized shares of Common Stock, from 4,000,000 to 10,000,000. As further described under PROPOSAL 5, the proposed increase in authorized shares is intended to help grow the size of the Corporation by raising additional equity capital.

         Also on January 13, 2004, the Board of Directors examined and approved two proposals as means by which the Corporation may raise such additional equity capital. These proposals further described under PROPOSAL 6 and PROPOSAL 7. The Board of Directors has determined to recommend both of these proposals to the shareholders for their approval.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the 2004 Annual Meeting is the close of business on December 31, 2003 (the "Record Date"). As of the Record Date, the Corporation had outstanding and entitled to vote at the 2004 Annual Meeting 2,329,255 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the 2004 Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the 2004 Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the 2004 Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2004 Annual Meeting.

         In order to approve the New Investment Advisory Agreements and the Subadvisory Agreement under Proposals 2, 3 and 4, each proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting. For purposes of these three proposals,
Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), defines "a majority of the outstanding shares" as (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is less.

         In order to authorize the amendment to the Corporation's Certificate of Incorporation to increase the authorized shares of Common Stock of the Corporation from 4,000,000 to 10,000,000, Proposal 5, the proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting.

         In order to authorize the Corporation to issue rights to acquire any authorized shares of Common Stock of the Corporation, Proposal 6, the proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting.

         In order to authorize the issuance of warrants, options or rights, or securities convertible into, shares of the Corporation's Common Stock, Proposal 7, the proposal must receive a majority of the outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting.

         In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the fiscal year ending September 30, 2004, Proposal 8, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the 2004 Annual Meeting.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted:

                  FOR the election as Directors of the persons named under ELECTION OF DIRECTORS,

                  FOR the approval of the New Corporation Investment Advisory Agreement described under APPROVAL OF NEW CORPORATION INVESTMENT ADVISORY AGREEMENT,

                  FOR the approval of the New MorAmerica Capital Investment Advisory Agreement described under APPROVAL OF NEW MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT,

                  FOR the approval of the Subadvisory Agreement described under APPROVAL OF SUBADVISORY AGREEMENT,

                  FOR the approval of the amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 4,000,000 to 10,000,000,

                  FOR the authorization to issue rights to acquire any authorized shares of Common Stock of the Corporation,

                  FOR the authorization to issue warrants, rights or options to purchase, or securities convertible into, shares of the Corporation's Common Stock, and

                  FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors.

         In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither the Corporation's management nor the Board of Directors knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally at the meeting or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

         The Corporation's Board of Directors was formerly divided into three classes, with Directors elected to three-year terms. The Corporation's Bylaws were revised as of December 10, 2002 to phase out the classified board structure by reducing the terms of each newly-elected Director from a three-year term to a one-year term. As present Board terms expire, all directors will be elected to one-year terms. Accordingly, all Director nominees, including the existing Directors, will be elected at the 2004 Annual Meeting to serve until the 2005 Annual Meeting of shareholders or until their respective successors shall be elected and qualified.

         The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2005 Annual Meeting of shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors in voting the shares represented by them at the 2004 Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2004 Annual Meeting. The names of the nominees, along with certain information concerning them, are set forth below. An asterisk (*) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, of the Corporation, as affiliated persons of the Corporation.

NOMINEES

MICHAEL W. DUNN

         Mr. Dunn, age 54, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President and Director since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa and Vice President and Director of Security Savings Bank of Eagle Grove, Iowa. Mr. Dunn also serves as President and C.E.O. of Dunn Investment Co., a bank holding company for both banks.

BENJAMIN JIARAVANON*

         Mr. Jiaravanon, age 33, has served as President of Strategic Planning Group of Charoen Pokphand Indonesia, an agribusiness conglomerate with sales in excess of $1.5 billion, since 2002. From 1996 to 2002, Mr. Jiaravanon was an Associate in the Direct Investments Group at Merrill Lynch. He was responsible for helping manage the Merrill Lynch's capital in a portfolio of companies across Asia including China, Malaysia, Indonesia, Korea, and Singapore. Mr. Jiaravanon received his Bachelor of Science degree in industrial management from Carnegie Mellon University.

JASJA KOTTERMAN

         Ms. Kotterman, age 34, has been Vice President, Strategic Planning and Business Development for Primedia Inc. ("Primedia"), a diversified media company, since February, 2003. Ms. Kotterman joined Primedia in 2000 as Managing Director of Primedia International, the international development group for Primedia, responsible for growing Primedia's brands and businesses outside the U.S. Prior to joining Primedia, Ms. Kotterman was Director, Finance and Business Development at Smartcasual.com, an internet start-up company, from 1999-2000. Prior to this, Ms. Kotterman was an associate with Merrill Lynch's Investment Banking Division from 1998 to 1999, working on corporate finance and M&A transactions for Latin American clients. Ms. Kotterman started her business career at Bain & Company, a strategy-consulting firm, joining its London office, and subsequently moving to its Spanish office in Madrid. Ms. Kotterman holds an M.B.A. from the Wharton School and an M.A. in International Studies from the University of Pennsylvania. Ms. Kotterman is a graduate of Cambridge University in England, where she received an M.A. in Genetics and an M.Phil. in International Development.

KENT I. MADSEN*

         Mr. Madsen, age 37, has been a Director of the Corporation since 2003. He has served as a Managing Director of Wasatch Venture Fund, where he has been employed since 1998, and as an officer of Zion's Bank SBIC Venture Fund since 2001. From 1994 to 1996, Mr. Madsen worked for Ford Motor Company, initially in the Advanced Technology Group and later in Ford's China Operations. Mr. Madsen received a B.S. in Mechanical Engineering and Applied Mechanics with a Minor in Mathematics from the University of Pennsylvania. He also received a M.S.E. from the University of Michigan, an M.A. in International Studies from the Lauder Institute at the University of Pennsylvania and an M.B.A. from the Wharton School at the University of Pennsylvania.

SHANE ROBISON

         Mr. Robison, age 49 has served as Executive Vice President and Chief Strategy and Technology Officer of Hewlett-Packard Company since 2002. Prior to this, Mr. Robison was Senior Vice President and Chief Technology Officer of Strategy and Technology at Compaq Computer Corporation. Prior to joining Compaq, Robison was President of Internet Technology and Development at AT&T Labs, a position he had held since 1999. Prior to AT&T Labs, he was Executive Vice President, Research and Development and President of the Design Productivity Group at Cadence Design Systems, Inc., from 1995 to 1999. Robison also spent seven years at Apple Computer Corporation. Mr. Robison's experience includes work at Schlumberger's research groups in Silicon Valley, at Evans & Sutherland Computer Corporation and consulting for the University of Utah in the area of database systems architecture. Robison is a graduate of the University of Utah, from which he received bachelor's and master's degrees in computer science.

GORDON J. ROTH

         Mr. Roth, age 49, has been a Director of the Corporation since 2000. Beginning in June, 2000, Mr. Roth has been Chief Financial Officer and Executive Vice President of Roth Capital Partners, LLC (formerly known as Cruttenden
Roth), an independent investment banking firm specializing in small-cap companies, in Newport Beach, California. For approximately ten years before joining Roth Capital Partners, LLC, Mr. Roth was Chairman of Roth & Company, P.C., a public accounting firm, in Des Moines, Iowa. Prior to that, Mr. Roth was a partner at Deloitte & Touche, a public accounting firm in Des Moines, Iowa.

MARTIN WALTON

         Since 2000, Mr. Walton, age 38, has served as President of TD Options LLC in Chicago, Illinois, one of the largest equity options market makers, and Global Head of Equity Derivatives for TD Securities, the Investment Bank arm of the Toronto-Dominion Bank. From 1995 to 2000, he managed a $240 million hedge fund and later a $600 million fund of hedge funds until joining TD Securities in 2000. Mr. Walton began his career in capital markets, trading for Canadian Imperial Bank of Commerce (London and Toronto) later becoming VP, Derivatives trading at Bank of America in London. Mr. Walton graduated with a B.A. degree (Honours) from Brasenose College, Oxford University in 1985.

GEOFFREY T. WOOLLEY*

         Mr. Woolley, age 44, has been a Director of the Corporation since 2003. He is currently Executive Chairman of European Venture Partners, a company he founded in 1997 to introduce "venture leasing," an asset-backed debt instrument with equity participation to the European and Israeli markets. Mr. Woolley is also the Founding Partner of Dominion Ventures, Inc., a company he formed in 1985. Mr. Woolley also serves as an advisor on the boards of Polaris Ventures, Euclid SR Partners and Von Braun & Schrieber Private Equity. He holds an M.B.A. from the University of Utah and a B.S. in Business Management with a Minor in Economics from Brigham Young University.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS-NOMINEES."

                      INTRODUCTION TO PROPOSALS 2, 3 AND 4

BACKGROUND

         The Corporation is currently party to the MACC Private Equities Inc. Investment Advisory Agreement (the "Current Corporation Investment Advisory Agreement") with

InvestAmerica Investment Advisors, Inc. ("InvestAmerica") dated as of March 1, 1998, as amended by the First Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of February 22, 2000 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ending February 28, 2001), the Second Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of February 27, 2001 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ending February 28, 2002), the Third Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of February 26, 2002 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ending February 28, 2003) and the Fourth Amendment to MACC Private Equities Inc. Investment Advisory Agreement dated as of February 25, 2003 (extending the Current Corporation Investment Advisory Agreement for an additional one-year term ending February 29, 2004).

         MorAmerica Capital is currently party to the MorAmerica Capital Investment Advisory Agreement (the "Current MorAmerica Capital Investment Advisory Agreement") with InvestAmerica dated as of March 1, 1999, as amended by the First Amendment to MorAmerica Capital Investment Advisory Agreement dated as of February 27, 2001 (extending the Current MorAmerica Capital Investment Advisory Agreement for an additional one-year term ended February 28, 2002), the Second Amendment to MorAmerica Capital Investment Advisory Agreement dated as of February 26, 2002 (extending the Current MorAmerica Capital Investment Advisory Agreement for an additional one-year term ended February 28, 2003) and the Third Amendment to MorAmerica Capital Investment Advisory Agreement dated as of February 25, 2003 (extending the Current MorAmerica Capital Investment Advisory Agreement for an additional one-year term ended February 29, 2004) (the Current Corporation Investment Advisory Agreement and the Current MorAmerica Capital Investment Advisory Agreement together, the "Current Investment Advisory Agreements").

         On February 24, 1998, the Corporation's shareholders approved certain changes to the Current Investment Advisory Agreements in three areas. These areas were:

         1. To make clear in the agreements that the net change in unrealized depreciation is either added to or deducted from realized gains for purposes of determining the amount of incentive fees, if any for the period.

         2. To define when an incentive fee is earned and paid in the case where a realized gain is not cash.

         3. To add undistributed earnings to the definition of Capital Under Management in the Current MorAmerica Capital Investment Advisory Agreement to allow for growth or decline in the Management Fee as relevant assets grow or decline.

In addition, on February 23, 1999, the Corporation's shareholders approved certain changes to the Current MorAmerica Capital Investment Advisory Agreement consisting of amendments requested by the SBA in connection with its review of the Current MorAmerica Capital Investment Advisory Agreement approved by the shareholders of the Corporation on February 24, 1998.

         No person serves as an investment advisor to the Corporation or MorAmerica Capital, other than InvestAmerica pursuant to the Current Investment Advisory Agreements. In addition, other than pursuant to the Current Investment Advisory Agreements, the Corporation and MorAmerica did not pay any fees to InvestAmerica, its affiliated persons or affiliated persons of such persons during Fiscal Year 2003.

CURRENT INVESTMENT ADVISORY AGREEMENTS

         The Current Investment Advisory Agreements provide that InvestAmerica shall manage all assets of the Corporation and MorAmerica Capital and generally shall provide all facilities, personnel, and other means necessary for the Corporation and MorAmerica Capital to operate. Except to the extent of acquisitions or dispositions of portfolio securities that, in accordance with the Corporation's and MorAmerica Capital's co-investment guidelines require specific board approval, InvestAmerica makes all new and follow-on investments and all asset dispositions and other investment decisions in Invest America's discretion.

         Under the Current Investment Advisory Agreements, InvestAmerica generally is responsible for expenses relating to staff salaries, office space and supplies, and the Corporation and MorAmerica Capital are generally responsible for auditing fees, all legal expenses and other expenses associated with being a public company, fees to the directors of the Corporation and MorAmerica Capital, and any and all expenses associated with property of a portfolio company taken or received by the Corporation or MorAmerica Capital or on its behalf as a result of its investment in any portfolio company.

         The Current Investment Advisory Agreements provide that InvestAmerica shall receive a management fee and an incentive fee. With respect to the Corporation, the management fee is paid monthly in arrears and is equal to 2.5% per annum of Assets Under Management (as that term is defined in the Current Investment Advisory Agreements), which means the total value of the Corporation's assets. With respect to MorAmerica Capital, the management fee is paid monthly in arrears and is equal to 2.5% per annum of Capital Under Management (as that term is defined in the Current MorAmerica Capital Investment Advisory Agreement), which includes MorAmerica Capital's fiscal year-end: (i) private capital (as defined in the Small Business Administration ("SBA") Regulations), (ii) SBA leverage, and (iii) Undistributed Realized Earnings (as defined in the Current Investment Advisory Agreements), not to exceed 2.5% of Assets Under Management or 7.5% of Regulatory Capital (as defined in the Current MorAmerica Capital Investment Advisory Agreement).

         In addition, InvestAmerica is entitled to an incentive fee under the Current Investment Advisory Agreements. Under each of the Current Investment Advisory Agreements, the amount of the incentive fee is 13.4% of the Net Capital Gains (as defined in the Current Investment Advisory Agreements), before taxes, on portfolio investments and from the disposition of other assets or property managed by InvestAmerica.

         The amount of the incentive fee is limited in any period by applicable SBA regulations with respect to the fee paid by MorAmerica Capital, although the amount which may not be paid in one period may be an incentive fee payable, or may be in escrow payable, and disbursed in later periods. In addition, the amount of the incentive fee and all incentive compensation, in any Fiscal Year, may not exceed the limit prescribed by Section 205(b)(3)(A) of the Investment Advisors Act of 1940, as amended (the "Advisors Act"). This section provides that the total incentive fee will not exceed 20% of the realized capital gains upon the funds computed net of all realized capital losses and unrealized capital depreciation.

         Management fees under the Current Investment Advisory Agreements on a consolidated basis amounted to $1,083,575 for Fiscal Year 2003. However, during Fiscal Year 2003, InvestAmerica agreed to a voluntary, temporary reduction in management fees from January 1, 2003 to February 29, 2004. This temporary reduction, effective for nine months of Fiscal Year 2003, reduced by $180,421 the amount of management fees paid to InvestAmerica during that period. The amount of fees subject to this voluntary reduction cannot be recaptured by either InvestAmerica or Atlas. As a result, during Fiscal Year 2003, the Corporation paid InvestAmerica management fees totaling $903,154. No incentive fees were earned under the Current Investment Advisory Agreements during Fiscal Year 2003. Incentive fees of approximately $27,000 resulting from noncash gains earned during prior periods are being deferred until the assets are sold in accordance with the Current Investment Advisory Agreements.

NEW INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENT

         As described above under "RECENT DEVELOPMENTS - BACKGROUND OF PROPOSALS" the Boards of Directors of the Corporation and MorAmerica Capital have recently approved a number of measures designed to improve the performance of the Corporation and MorAmerica Capital. Among those measures were the approval of a new Investment Advisory Agreement (the "New Corporation Investment Advisory Agreement") between the Corporation and Atlas Management Partners, LLC ("Atlas"), a new Investment Advisory Agreement (the "New MorAmerica Investment Advisory Agreement," and together with the New Corporation Investment Advisory Agreement, the "New Investment Advisory Agreements"), between MorAmerica Capital and Atlas, and an Investment Advisory Support Services Agreement ("Subadvisory Agreement") among the Corporation, MorAmerica Capital, Atlas and InvestAmerica. Information concerning the terms of the New Corporation Investment Advisory Agreement, the New MorAmerica Capital Investment Advisory Agreement, and the Subadvisory Agreement can be found under "PROPOSAL 2 - APPROVAL OF NEW CORPORATION INVESTMENT ADVISORY AGREEMENT," "PROPOSAL 3 - APPROVAL OF NEW MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT," and "PROPOSAL 4 - APPROVAL OF SUBADVISORY AGREEMENT," respectively.

FEE TABLE

         The following table sets forth (i) the aggregate amount of InvestAmerica's fees during Fiscal Year 2003; (ii) the amount that Atlas would have received had the New Investment Advisory Agreements been in effect during Fiscal Year 2003; and (iii) the difference between these two amounts as a percentage of the amount of InvestAmerica's fees during Fiscal Year 2003:

AGGREGATE AMOUNT OF FISCAL     FEES UNDER NEW INVESTMENT          DIFFERENCE BETWEEN
     YEAR 2003 FEES(1)            ADVISORY AGREEMENTS                   AMOUNTS
     -----------------            -------------------                   -------
        $903,154                       $1,083,575                        19.98%

         As described under "PROPOSAL 2 - APPROVAL OF NEW CORPORATION INVESTMENT ADVISORY AGREEMENT," AND "PROPOSAL 3 - APPROVAL OF NEW MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT," the difference between the Current Investment Advisory Agreements and the New Investment Advisory Agreements will affect the amount of incentive fees payable to Atlas in a given period to the extent that the Corporation or MorAmerica Capital realizes Net Capital Gains, before taxes, on portfolio investments or to the extent that the Corporation or MorAmerica disposes of other assets or property managed by Atlas. Because no incentive fees were earned under the Current Investment Advisory Agreements during Fiscal Year 2003, no incentive fees would have been payable if the New Investment Advisory Agreements had been in effect during that period. In addition, as described under "PROPOSAL 4 - APPROVAL OF SUBADVISORY AGREEMENT," incentive fees payable to InvestAmerica under the Subadvisory Agreement are payable by Atlas out of incentive fees paid by the Corporation and MorAmerica Capital to Atlas under the New Investment Advisory Agreements.

         Also, as described under "PROPOSAL 4 - APPROVAL OF SUBADVISORY AGREEMENT," InvestAmerica will receive a fixed management fee each year that the Subadvisory Agreement is in effect. If the Subadvisory Agreement had been in effect for Fiscal Year 2003, InvestAmerica's management fee would have been $325,000. The management fee paid to InvestAmerica is payable by Atlas out of management fees paid by the Corporation and MorAmerica Capital to Atlas under the New Investment Advisory Agreements.

INFORMATION REGARDING ATLAS

         The following table sets forth the name, address and principal occupation of the current sole manager of Atlas:

                NAME AND ADDRESS               PRINCIPAL OCCUPATION

             Kent I. Madsen            Member and Manager of Atlas;
             One Main Street, Suite    Managing Director of Wasatch Venture
             1660, Salt Lake City,     Fund and an officer of Zion' s Bank SBIC
             Utah 84133                Venture Fund

------------------
         (1) As discussed above, InvestAmerica agreed to a voluntary, temporary reduction in management fees from January 1, 2003 through February 29, 2004. Due to the agreement, the aggregate amount of Fiscal Year 2003 fees reflects the $180,421 in management fees waived by InvestAmerica during this nine-month period. In the absence of this agreement, the amount of fees that Atlas would have received had the New Investment Advisory Agreements been in effect during Fiscal Year 2003 would have been the same as that payable under the Current Investment Advisory Agreements.

         Atlas currently has two members, Kent I. Madsen and Bridgewater International Group, LLC ("Bridgewater"). Under a Strategic Agreement, dated as of September 29, 2003, among Bridgewater, Atlas, Kent I. Madsen and Robert T. Madsen (the "Strategic Agreement"), at such time as Atlas enters into the New Investment Advisory Agreements, (i) Bridgewater will become a manager of Atlas under a Management Agreement to be entered into between Bridgewater and Atlas,
(ii) Kent I. Madsen, Geoffrey T. Woolley, Tim Bridgewater will be named as Voting Managing Directors of Atlas; and (iii) Robert T. Madsen and Geoffrey T. Woolley will become members of Atlas.

         Other than Kent I. Madsen, no other director or officer of the Corporation or of MorAmerica Capital currently is either a member or manager of Atlas or owns securities of, or has any other material direct or indirect interest in, Atlas. However, as described above, Geoffrey T. Woolley will become a member and Voting Managing Director of Atlas at such time as Atlas enters into the New Investment Advisory Agreements. In addition, Benjamin Jiaravanon, who is nominated to become a Director of the Corporation, is a manager of Bridgewater, and as such, has an indirect interest in Atlas.

         Atlas does not act as investment advisor with respect to any other company, and the Corporation's Board of Directors is not aware of any financial condition of Atlas that is reasonably likely to impair the financial ability of Atlas to fulfill its commitment to the Corporation under the New Investment Advisory Agreements. No commission has been paid to, nor does the Corporation have, any Affiliated Broker, as that term is defined in Item 22(a)(1)(ii) of
Schedule 14A.

         While there are no arrangements between the Corporation and any party with respect to membership on the Board of Directors, Atlas, Bridgewater, Kent
I. Madsen and Robert A. Madsen are parties to the Strategic Agreement. Also, Atlas, Bridgewater and Kent Madsen are parties to a Shareholder and Voting Agreement, dated September 30, 2003, under which Atlas is appointed as proxy to vote Bridgewater's shares in the Corporation. Among other terms, the Strategic Agreement provides that effective with the first annual meeting after Atlas becomes the investment advisor of the Corporation and MorAmerica Capital, Atlas will cast all votes for election to the Board of Directors of the Corporation of one person recommended by Bridgewater. Also, the Strategic Agreement provides that one person recommended by Bridgewater will be elected as a Voting Managing Director of Atlas.

INFORMATION INCORPORATED BY REFERENCE FROM ANNUAL REPORT

         With respect to Proposals 2, 3 and 4, the Corporation's financial statements and related financial information required by Item 13(a) of Schedule 14A are incorporated hereby by this reference to the Corporation's Annual Report to Shareholders for its fiscal year ended September 30, 2003 (the "Annual Report"). The Annual Report accompanies this proxy statement, but is not deemed a part of the proxy soliciting material, except to the extent that portions thereof have been incorporated herein pursuant to the preceding sentence.

                                   PROPOSAL 2
                           APPROVAL OF NEW CORPORATION
                          INVESTMENT ADVISORY AGREEMENT

         The Current Corporation Investment Advisory Agreement expires on February 29, 2004. The Corporation proposes to enter into a new investment advisory agreement (the "New Corporation Investment Advisory Agreement") between the Corporation and Atlas Management Partners LLC ("Atlas"), whose address is One Main Street, Suite 1660, Salt Lake City, Utah 84133. The New Corporation Investment Advisory Agreement was approved on December 22, 2003 by the vote of a majority of the members of the Board of Director of the Corporation who are not parties to the transaction or "interested persons" within the meaning of Section 2(a)( 19) of the Investment Company Act, cast in person at a meeting called for the purpose of voting on such approval, subject to the approval of the shareholders of the Corporation at the 2004 Annual Meeting.

         The New Corporation Investment Advisory Agreement has a term of two years, unless sooner terminated as described below. After the initial two-year term, the New Corporation Investment Advisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including a majority of its Directors who are not interested persons of Atlas, or by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Corporation. The New Corporation Investment Advisory Agreement may be terminated by the Corporation at any time, without payment of any penalty, on 60 days' written notice to Atlas if the decision to terminate has been made by the Board of Directors of the Corporation or by the vote of a majority, as defined in the Investment Company Act, of the holders of a majority of the outstanding shares of the Corporation.

         Atlas may also terminate the New Corporation Investment Advisory Agreement on 60 days' written notice to the Corporation provided that another investment advisory agreement with a suitable investment adviser has been approved by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Corporation and by the Boards of Directors of the Corporation, including a majority of Directors who are not parties to such agreement or interested persons of any such party.

         The terms of the New Corporation Investment Advisory Agreement are not materially different from the Current Corporation Investment Advisory Agreement, except that the incentive fee payable to Atlas would be 20%, instead of the 13.4% payable under the Current Corporation Investment Advisory Agreement, of the Net Capital Gains (as defined in the New Corporation Investment Advisory Agreement), before taxes, on portfolio investments and from the disposition of other assets or property managed by Atlas. The proposed New Corporation Investment Advisory Agreement is attached hereto as Appendix A.

         The Board of Directors of the Corporation reviewed recent financial performance of the Corporation, and evaluated information regarding the prior business experience of Atlas principals, data regarding peer group business development companies, and each of the elements of the Atlas long-range plan described under RECENT DEVELOPMENTS--

BACKGROUND FOR PROPOSALS. In light of these factors, the Board of Directors of the Corporation approved, and determined to recommend to the shareholders for their approval, the New Corporation Investment Advisory Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW CORPORATION INVESTMENT ADVISORY AGREEMENT.

                                   PROPOSAL 3
                       APPROVAL OF NEW MORAMERICA CAPITAL
                          INVESTMENT ADVISORY AGREEMENT

         The Current MorAmerica Capital Investment Advisory Agreement expires on February 29, 2004. MorAmerica Capital proposes to enter into a new investment advisory agreement (the "New MorAmerica Capital Investment Advisory Agreement") between MorAmerica Capital and Atlas Management Partners LLC ("Atlas"), whose address is One Main Street, Suite 1660, Salt Lake City, Utah 84133. The New MorAmerica Capital Investment Advisory Agreement was approved on December 22, 2003 by the vote of a majority of the members of the Board of Director of MorAmerica Capital who are not parties to the transaction or "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act, cast in person at a meeting called for the purpose of voting on such approval, subject to the approval of the shareholders of the Corporation at the 2004 Annual Meeting. Because MorAmerica Capital is licensed as a small business investment company ("SBIC"), applicable SBA regulations require the approval of the SBA of the New MorAmerica Capital Investment Advisory Agreement.

         The New MorAmerica Capital Investment Advisory Agreement has a term of two years, unless sooner terminated as described below. After the initial two-year term, the New MorAmerica Capital Investment Advisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by the Board of Directors of MorAmerica Capital, including a majority of its Directors who are not interested persons of Atlas, or by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of MorAmerica Capital. The New MorAmerica Capital Investment Advisory Agreement may be terminated by the Corporation or MorAmerica Capital at any time, without payment of any penalty, on 60 days' written notice to Atlas if the decision to terminate has been made by the Board of Directors of MorAmerica Capital or by the vote of a majority, as defined in the Investment Company Act, of the holders of a majority of the outstanding shares of the Corporation or MorAmerica Capital.

         Atlas may also terminate the New MorAmerica Capital Investment Advisory Agreement on 60 days' written notice to the Corporation and MorAmerica Capital provided that another investment advisory agreement with a suitable investment adviser has been approved by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of MorAmerica Capital and by the Board of Directors of MorAmerica Capital, including a majority of Directors who are not parties to such agreement or interested persons of any such party.

         The terms of the New MorAmerica Capital Investment Advisory Agreement are not materially different from the Current MorAmerica Capital Investment Advisory Agreement, except that the incentive fee payable to Atlas would be 20%, instead of the 13.4% payable under the Current MorAmerica Capital Investment Advisory Agreement, of the Net Capital Gains (as defined in the New MorAmerica Capital Investment Advisory Agreement), before taxes, on portfolio investments and from the disposition of other assets or property managed by Atlas. The proposed New MorAmerica Capital Investment Advisory Agreement is attached hereto as Appendix B.

         The Board of Directors of MorAmerica Capital reviewed recent financial performance of MorAmerica Capital, and evaluated information regarding the prior business experience of Atlas principals, data regarding peer group business development companies, and each of the elements of the Atlas long-range plan described under RECENT DEVELOPMENTS--BACKGROUND FOR PROPOSALS. In light of these factors, the Board of Directors of MorAmerica Capital approved, and determined to recommend to the shareholders for their approval, the New MorAmerica Capital Investment Advisory Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT.

                                   PROPOSAL 4
                       APPROVAL OF SUBADVISORY AGREEMENT

         The Corporation, MorAmerica Capital and Atlas propose to enter into an Investment Advisory Support Services Agreement ("Subadvisory Agreement") with InvestAmerica in the form attached hereto as Appendix C. The Subadvisory Agreement was approved on December 23, 2003 by the vote of a majority of the members of the respective Boards of Directors of the Corporation and MorAmerica Capital who are not parties to the transaction or "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act, cast in person at a meeting called for the purpose of voting on such approval, subject to the approval of the shareholders of the Corporation at the 2004 Annual Meeting.

         Under the Subadvisory Agreement, InvestAmerica would be retained to monitor and manage Portfolio Company (as defined in the New Investment Advisory Agreements) investments in existence as of the date of the Subadvisory Agreement, including exits, preparation of valuations and other portfolio management matters. Under the Subadvisory Agreement, Atlas would pay InvestAmerica certain fixed management fees and incentive fees based on a portion of the incentive fees paid to Atlas by the Corporation and MorAmerica Capital under the New Investment Advisory Agreements. The Subadvisory Agreement would not result in any additional expense to either the Corporation or MorAmerica Capital.

         The following table reflects the amount of management fees and incentive fees payable to InvestAmerica by Atlas under the Subadvisory
Agreement:

                Period                               Management Fee        Incentive Fees(1)
                ------                               --------------        -----------------
Effective Date through February 28, 2005                $ 325,000                70%
March 1, 2005 through February 28, 2006                 $ 250,000                70%
March 1, 2006 through February 28, 2007                 $ 125,000                70%
March 1, 2007 through February 28, 2008                 $  60,000                70%
March 1, 2008 through February 28, 2009                 $  60,000                50%

         The Subadvisory Agreement has a term of two years, unless sooner terminated as described below. After the initial two-year term, the Subadvisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by Atlas and the Boards of Directors of the Corporation and MorAmerica Capital, including a majority of their respective Directors who are not interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Corporation and MorAmerica Capital. The Subadvisory Agreement may be terminated by Atlas, the Corporation or MorAmerica Capital at any time, without payment of any penalty, on 60 days written notice to InvestAmerica if the decision to terminate has been made by Atlas or by the Boards of Directors of the Corporation and MorAmerica Capital or by vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Corporation or MorAmerica Capital. The Subadvisory Agreement also may be terminated by InvestAmerica at any time, without payment of any penalty, on 60 days' written notice to Atlas, the Corporation and MorAmerica Capital.

         The Boards of Directors of the Corporation and MorAmerica Capital reviewed recent financial performance of the Corporation and MorAmerica Capital, and evaluated information regarding the prior business experience of Atlas principals, data regarding peer group business development companies, and each of the elements of the Atlas long-range plan described under RECENT DEVELOPMENTS--BACKGROUND FOR PROPOSALS. In light of these factors, the Boards of Directors of the Corporation and MorAmerica Capital approved, and determined to recommend to the shareholders for their approval, the Subadvisory Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SUBADVISORY AGREEMENT.

-------------------
         (1) Represents the percentage of the incentive fees payable to Atlas under the New Investment Advisory Agreements with respect to portfolio investments of the Corporation and MorAmerica Capital existing as of March 1, 2004 which would be paid to InvestAmerica under the Subadvisory Agreement

                                   PROPOSAL 5
          AUTHORITY FOR AN INCREASE IN THE AUTHORIZED SHARES OF COMMON
                            STOCK OF THE CORPORATION

DESCRIPTION OF THE PROPOSED AMENDMENT AND REQUIRED VOTE

         On January 13, 2004, the Board of Directors of the Corporation unanimously approved a resolution to amend the Corporation's Certificate of Incorporation to provide for an increase in the number of authorized shares of Common Stock, par value $.01, from 4,000,000 to 10,000,000 authorized shares. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the 2004 Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required to approve the proposed amendment. The full text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix D to this Proxy Statement.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

         The proposed amendment would increase the number of shares of Common Stock which the Corporation is authorized to issue from 4,000,000 to 10,000,000. The additional shares of Common Stock would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of the Common Stock of the Corporation are not entitled to preemptive rights or cumulative voting.

         The Board of Directors believes it desirable to increase the number of authorized but unissued shares in order to provide necessary capital-raising flexibility into the foreseeable future; however, except for the convertible loan transaction discussed under Proposal 5, the Board of Directors has not approved any specific transaction involving the issuance of any additional shares for capital-raising purposes at this time. Such authorized but unissued shares may be issued by the Corporation to raise additional equity capital to provide funding for the Corporation's investing activities, payment of principal of outstanding SBA-guaranteed debentures, operating expenses or other corporate purposes.

         As of November 30, 2003, the Corporation had 1,670,745 authorized shares available for issuance, and 2,329,255 shares issued and outstanding. Accordingly, if the proposed amendment to the Corporation's Certificate of Incorporation is approved by the Shareholders, the Corporation would have a total of 7,670,745 shares of Common Stock available for issuance, based upon the number of shares of Common Stock outstanding as of November 30, 2003. Shares of the Common Stock are currently listed for trading on the Nasdaq SmallCap Market. The Corporation also will apply for listing on the Nasdaq SmallCap Market (or any other trading market on which shares of the Corporation's Common Stock are then traded) of any additional shares of the Common Stock to be issued in public transactions.

PURPOSES AND EFFECTS OF OBTAINING ADDITIONAL EQUITY CAPITAL

         In the past, the Corporation and MorAmerica Capital have relied primarily upon their U.S. treasury bills, cash and cash equivalents (collectively, "Liquid Assets") and SBA-guaranteed debt to finance their investing activities and other cash requirements. In particular, as discussed in detail above, the Board of Directors and Atlas, the proposed new investment advisor, propose to pursue a long-term strategy to substantially increase the size of the Corporation, over time, through internal growth and additional debt and equity capital to more closely resemble peer public business development companies. To do so, the Board of Directors believes it necessary to have sufficient authorized shares available for future transactions.

         The members of the Board of Directors also believe that increasing the asset base of the Corporation through the issuance of additional shares of Common Stock may be in the best interests of the Corporation and its shareholders for several reasons. First, the Corporation may be able to achieve greater breadth in its investment portfolio by increasing the total number and amount of portfolio investments. Second, any increase in the Corporation's asset base may tend to decrease the Corporation's operating expenses as a percentage of assets under management. Third, under SBA rules, additional contributed capital and net investment income and/or net realized gains, if any, from additional portfolio investments may indirectly result in an increase in MorAmerica Capital's maximum single investment size and thus may permit MorAmerica Capital to make larger portfolio investments as called for in its growth plans, sooner than otherwise possible. An increase in the asset base, however, will also increase fees payable to the Corporation's investment advisor as these fees are based, in part, on the amount of assets under management.

         With a larger maximum single investment size, more portfolio investment opportunities may be available to MorAmerica Capital. By making larger investments, the Corporation and MorAmerica Capital may be more competitive in their investment prospecting when the Corporation and/or MorAmerica Capital is one of several co-investors. Moreover, issuing additional shares of Common Stock as a means of accessing additional capital may permit the Corporation to better realize the benefit of its publicly traded status as more shares are available for trading and the market capitalization of the Corporation increases.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL AMENDING THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION FROM 4,000,000 TO 10,000,000.

                                   PROPOSAL 6
                         AUTHORITY FOR RIGHTS OFFERING

INTRODUCTION

         Consistent with the discussion above, the Corporation is evaluating means to raise additional equity capital for the Corporation. Two types of transactions under evaluation require shareholder authorization. The first of these is a rights offering described below.

RIGHTS OFFERING

         The Corporation has elected treatment as a business development company ("BDC") under the Investment Company Act. As such, the Corporation is permitted to issue shares of its Common Stock in connection with a rights offering under
Section 18(d) of the Investment Company Act. In a rights offering, each shareholder receives the right to purchase a specified number of additional shares of the Corporation's Common Stock, pro-rata, based on the number of shares held as of a specified record date. Also, rights offerings may be non-transferable (in which case the rights may only be exercised by existing holders) or transferable (in which case rights not exercised by existing holders may be separately transferred).

         Under rules of the Nasdaq Stock Market, Inc. ("Nasdaq"), shareholder approval is required for rights offerings that are deemed to be other than "public offerings" and which involve the sale of more than 20% of the outstanding shares at a price less than the greater of net asset value or market value. Thus, if shareholders approve this Proposal 4, the Corporation will be authorized to conduct one or more rights offerings for which shareholder approval is required under Nasdaq rules.

         However, no shareholder approval is required under Nasdaq rules with respect to rights that are either (i) deemed to be public offerings or (ii) involve the sale of less than 20% of the outstanding shares of the Corporation's Common Stock. Thus, if the shareholders do not approve this Proposal 4, the Corporation may nonetheless effect a rights offering, so long as such rights offering does not require shareholder approval under Nasdaq rules.

         Shareholders should consider that if they do not exercise their rights under a rights offering, at the completion of any such rights offering they will own a smaller proportional interest in the Corporation than they would if they had exercised. In addition, because the subscription price per share of Common Stock will be less than the net asset value per share, shareholders may experience an immediate dilution, which could be significant, of the aggregate net asset value of their shares. This dilution may disproportionately affect those shareholders who do not exercise their rights in full. The Corporation cannot state precisely the extent of any such dilution at this time because the Board of Directors has not considered any specific transactions and does not know what the net asset value per share will be, what the subscription price will be or what proportion of any rights will be exercised at the time any rights offerings are effected in the future.

         Shares of the Corporation's stock have historically traded at a substantial discount to net asset value. At September 30, 2003, the end of Fiscal Year 2003, the closing market bid price per share of the Corporation's Common Stock was $2.52, or 46.1% of the net asset value per share at that date of $5.47. Accordingly, it is likely that in order to induce existing shareholders or others to exercise rights to purchase shares, the exercise price of the rights must be less than net asset value and/or market value. In addition, given the number of shares outstanding and market capitalization of the Corporation, in order to raise a material amount of money, issuing a substantial number of rights may be appropriate.

         Accordingly, the Board of Directors requests approval of the shareholders to conduct one or more rights offerings for which shareholder approval is required under Nasdaq rules, on such terms and conditions as may be determined by the Board of Directors, for up to the total number of outstanding but unissued shares.

         At this date, 2,329,255 shares are issued and outstanding, and 4,000,000 shares are currently authorized. If Proposal 3 is approved, the number of authorized shares would increase to 10,000,000. Accordingly, if the shareholders approve this Proposal 4, the Board of Directors will be authorized to conduct rights offerings for up to a maximum of:

         - 1,670,745 shares based on the number of currently authorized and unissued shares; and

         -        7,670,745 shares if Proposal 3 is also approved.

         Any transaction will be undertaken only with the approval of the Board of Directors on the basis that any such transaction is in the best interest of the Corporation and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR AUTHRORIZING THE CORPORATION TO ISSUE RIGHTS TO ACQUIRE ANY AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION.

                                   PROPOSAL 7
            AUTHORITY FOR ISSUANCE OF WARRANTS, OPTIONS OR RIGHTS TO
             PURCHASE, OR SECURITIES CONVERTIBLE INTO, SHARES OF THE
                           CORPORATION'S COMMON STOCK

INTRODUCTION

         Consistent with the discussion above, the Corporation is evaluating means to raise additional equity capital for the Corporation. The second type of transaction under evaluation which requires shareholder authorization is described in this section.

WARRANTS, OPTIONS OR RIGHTS TO PURCHASE, OR
SECURITIES CONVERTIBLE INTO, SHARES OF COMMON STOCK

         The Board of Directors has also considered that it may be advantageous to the Corporation to issue warrants, options or rights to purchase, or securities convertible into, shares of Common Stock, within certain limits permitted by the Investment Company Act. For example, it may be possible to sell additional shares of stock for net asset value, but such a transaction may only be possible if purchasers of shares are also issued warrants to purchase shares of the Corporation's Common Stock at some negotiated discount from net asset value, as determined by the Board of Directors. Also, although certain pro-rata offerings of rights to all shareholders to acquire shares of the Corporation's Common Stock may be conducted under Section 18(d) of the Investment Company Act as described above under "PROPOSAL 6 -

AUTHORITY FOR RIGHTS OFFERING," the Corporation's Board of Directors may determine to issue rights to purchase shares of the Corporation's common stock in one or more other kinds transactions with respect to which stockholder approval is required under the Section 61(a)(3)(A) of the Investment Company Act. In addition, to the extent permitted for BDCs, in certain circumstances the Board of Directors may determine to issue debt securities and it may be advantageous in order to attract capital on acceptable terms to do so in conjunction with the issuance of warrants to acquire shares of the Corporation's Common Stock. Alternatively, the Corporation's Board of Directors may determine to issue debt securities which by their terms permit the holder to convert some or all of the principal amount thereof and accrued interest thereon into shares of the Corporation's common stock.

         Under Section 61(a)(3)(A) of the Investment Company Act, subject to a maximum limitation of 25% of the outstanding voting securities of the business development company at the time of issuance, a BDC may issue warrants, options or rights to purchase shares, or securities convertible into, shares of Common Stock (hereinafter collectively referred to as "Rights"), accompanied by securities, if:

         -        such Rights expire by their terms within ten years;

         - such Rights are not separately transferable unless no class of such rights and the securities accompanying them has been publicly distributed;

         - the exercise or conversion price is not less than the current market value at the date of issuance; and

         - the proposal to issue such Rights is authorized by the shareholders of the BDC, and such issuance is approved by a both a majority of the BDC's directors who have no financial interest in the transaction and the non-interested directors of such company on the basis that the issuance is in the best interests of the company and its shareholders.

         The Board of Directors is seeking approval from the Shareholders to issue Rights as described above for up to 25% of the outstanding shares of Common Stock at the time of issuance. At this time, 2,329,255 shares of Common Stock are outstanding; 25% of that total is 582,313 shares. Because the Corporation's ability to issue Rights under Section 61(a)(3)(A) of the Investment Company Act is limited to 25% of the outstanding shares of Common Stock at the time of issuance, the issuance of additional shares of Common Stock by the Corporation in the future would increase the number of Rights that the Corporation would be authorized to issue if this proposal is approved by the Shareholders.

         Although the Shareholders are not being asked to approve any specific transaction under this proposal, one transaction has been approved by the Board of Directors which the Corporation currently plans to effect if this proposal is approved by the Shareholders. This transaction includes the issuance by the Corporation of debt securities convertible into shares of the Corporation's common stock, MorAmerica Capital is currently limited by SBA regulations in the amount of distributions it may make to the Corporation. The Corporation historically has relied in large part on distributions from MorAmerica Capital to fund its operating expenses and other cash requirements. For this purpose, the Corporation has negotiated a line of credit to be used for the Corporation's operating expenses, if cash is not available from MorAmerica Capital for these purposes.

         The following are the principal terms of the line of credit:

         - The lender is Mr. Geoffrey T. Woolley, a Director of the Corporation who will also become a principal of Atlas.

         - The Corporation may borrow up to up to $400,000, which may be drawn over a twelve month period. Advances under this line of credit would bear interest at the rate of 9% per year. The Corporation would be required to make interest payments quarterly during the first year, and all accrued interest and unpaid principal would be fully amortized in the second year.

         - The loan agreement extends for two years, subject to extension at any time by mutual agreement.

         - Any outstanding principal and interest may be converted at the option of the lender to shares of the Corporation's Common Stock at the lesser of (i) $3.50 per share or (ii) the same price per share as any rights offering to shareholders within 12 months of the loan date.

         -    The loan will be secured by:

                  A first lien on cash assets of the Corporation;

                  Letter of support from MorAmerica Capital in which MorAmerica Capital agrees to make legally available distributions to pay any outstanding loan amounts; and

                  A guarantee by Atlas.

         If the entire amount of the loan were drawn and all principal and accrued interest were converted into Common Stock, Mr. Woolley would be issued approximately 171,717 shares, assuming a conversion price of $2.75 (representing a 5% discount to the market price of the Common Stock of $2.89 as of January 30,
2004) and $72,000 of accrued interest. If this occurred, the net asset value per share of the Corporation's Common Stock would decline from $5.47 to $5.09, based upon the net asset value per share at September 30, 2003. By approving this Proposal 5, in addition to general authority, you are approving the equity conversion feature of this transaction.

         The Corporation does not believe the security interest features of this loan will limit the Corporation's flexibility, since the holding company does not otherwise borrow funds and loan proceeds will be used only for routine operating expenses.

         A majority of the Directors who have no financial interest in the transaction and a majority of non-interested Directors have approved both this Proposal 7, as well as Proposal 6.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR AUTHRORIZING THE ISSUANCE OF WARRANTS, OPTIONS OR RIGHTS TO PURCHASE, OR SECURITIES CONVERTIBLE INTO, SHARES OF THE CORPORATION'S COMMON STOCK, FOR UP TO 25% OF THE SHARES OF THE CORPORATION'S COMMON STOCK OUTSTANDING, FOR A PRICE THAT IS NOT LESS THAN MARKET VALUE AT THE DATE OF WARRANT ISSUANCE.

                                   PROPOSAL 8
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended by the Audit Committee of the Corporation's Board of Directors, on December 22, 2003, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act) voted in favor of the appointment of KPMG LLP to serve as the Corporation's independent auditors for the fiscal year ending September 30, 2004.

         The appointment of KPMG LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG LLP is expected to be present at the 2004 Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the fiscal year ending September 30, 2004, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the 2004 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the 2004 Annual Meeting. If any matters do come before the 2004 Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the 2004 Annual Meeting.

                             ADDITIONAL INFORMATION

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of November 30, 2003, there were 2,329,255 shares issued and outstanding. The following table sets forth certain information as of November 30, 2003, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, eleven in number, as a group. Unless otherwise provided, the address of the individuals in the following table is 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401.

     NAME AND ADDRESS OF
        BENEFICIAL                   AMOUNT AND NATURE          PERCENT OF CLASS OF
          OWNER                   OF BENEFICIAL OWNERSHIP       VOTING COMMON STOCK
          -----                   -----------------------       -------------------
Atlas Management Partners,           910,146 Shares                   39.10%
LLC(1)
One Main Street, Suite 1660,
Salt Lake City, Utah 84133

Bridgewater International            804,689 Shares                   34.55%
Group, LLC(1)
10500 South 1300 West,
South Jordan, Utah 84095

Paul M. Bass, Jr.                     37,000 Shares                    1.59%

Robert A. Comey(2)                    57,019 Shares                    2.45%

Michael W. Dunn                       23,827 Shares                    1.02%

Benjamin Jiaravanon(3)                    --                             --
10500 South 1300 West,
South Jordan, Utah 84095

Henry T. Madden                       27,555 Shares                    1.17%

Kent I. Madsen(4)                    912,646 Shares                   39.18%
One Main Street, Suite 1660,
Salt Lake City, Utah 84133

Robert T. Madsen(5)                  105,457 Shares                    4.53%
One Main Street, Suite 1660,
Salt Lake City, Utah 84133

Gordon J. Roth                         3,951 Shares                    0.17%

David R. Schroder(2)                  77,416 Shares                    3.32%

John D. Wolfe                          5,512 Shares                    0.24%

Geoffrey T. Woolley(6)                    --                        --
One Main Street, Suite 1660,
Salt Lake City, Utah 84133

Kevin F. Mullane                     11,264 Shares                0.48%

All Officers and Directors        1,156,190 Shares               49.64%
as a Group

------------------

         (1) Information with respect to Atlas Management Partners ("Atlas") and Bridgewater International Group, LLC ("Bridgewater") is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, filed by Atlas with the SEC in which Atlas disclosed that its has sole power to vote or to direct the vote and shared power to dispose or to direct the disposition of approximately 804,689 shares of the Corporation's Common Stock previously acquired by Bridgewater under a Shareholder and Voting Agreement entered into between Atlas and Bridgewater. In addition, Atlas has sole power to vote or to direct the vote and shared power to dispose or to direct the disposition of approximately 105,457 shares of the Corporation's Common Stock previously acquired by Robert T. Madsen under a Shareholder and Voting Agreement entered into between Atlas and Robert T. Madsen. Both Shareholder and Voting Agreements referenced above grant Atlas the right to vote the respective shares of Bridgewater and Robert T. Madsen for an initial period ending six years after the date upon which Atlas enters into an investment advisory agreement with the Corporation and MorAmerica Capital, as proposed and described in the section of this Proxy Statement entitled APPROVAL OF INVESTMENT ADVISORY AGREEMENTS.

         (2) As principals, officers and directors of InvestAmerica Investment Advisors, Inc. ("InvestAmerica"), 101 Second Street S.E., Suite 800, Cedar Rapids, IA 52401, the investment advisor for the Corporation and MorAmerica Capital, during fiscal year ended September 30, 2003, Messrs. Schroder and Comey were "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act. Effective as of the date of the Annual Meeting, however, Messrs. Schroder and Comey have resigned as Directors of the Corporation.

         (3) To the extent that Bridgewater may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Jiaravanon, as the sole manager of Bridgewater, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act.

         (4) Information with respect to Mr. Kent Madsen is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, filed by Atlas with the SEC. Mr. Kent Madsen has sole voting and sole dispositive power over 2,500 shares of the Corporation's Common Stock and, as a manager of Atlas, has shared control over the voting power of Atlas on an additional 910,146 shares of the Corporation's Common Stock. To the extent that Atlas may be deemed to be in control of the Corporation as a result of beneficial ownership and voting control of the Corporation's Common Stock, or to the extent that Atlas may become the investment advisor for the Corporation and MorAmerica Capital as proposed and described in the section of this Proxy Statement entitled APPROVAL OF INVESTMENT ADVISORY AGREEMENTS, Mr. Kent Madsen, who is currently a member and the sole manager of Atlas, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act. Mr. Kent Madsen is the son of Mr. Robert Madsen.

         (5) Information with respect to Mr. Robert Madsen is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, filed by Atlas with the SEC. As the holder of shared dispositive power over 105,457 shares of the Corporation's Common Stock, Mr. Robert Madsen may be deemed to a member of a "group" as that term is used in Section 13(d)(3) of the Exchange Act, together with Bridgewater, Kent I. Madsen and Geoffrey T. Woolley. In addition, to the extent that Atlas may be deemed to be in control of the Corporation as a result of beneficial ownership and voting control of the Corporation's Common Stock, or to the extent that Atlas may become the investment advisor for the Corporation and MorAmerica Capital as proposed and described in the section of this Proxy Statement entitled APPROVAL OF INVESTMENT ADVISORY AGREEMENTS, Mr. Robert Madsen, who will be named as a Member of Atlas at such time as Atlas enters into an investment advisory agreement with the Corporation and MorAmerica Capital under a Strategic Agreement entered into among Robert T. Madsen, Kent I.

Madsen, Geoffrey T. Woolley, Bridge-water and Atlas (the "Strategic Agreement"), may be an "interested person" of the Corporation, as that term is defined in
Section 2(a)(19) of the Investment Company Act. Mr. Robert Madsen is the father of Mr. Kent Madsen.

         (6) Information with respect to Mr. Woolley is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, filed by Atlas with the SEC. To the extent that Atlas may be deemed to be in control of the Corporation as a result of beneficial ownership and voting control of the Corporation's Common Stock, or to the extent that Atlas may become the investment advisor for the Corporation and MorAmerica Capital as proposed and described in the section of this Proxy Statement entitled APPROVAL OF INVESTMENT ADVISORY AGREEMENTS, Mr. Woolley, who will be named as a Member and Voting Managing Director of Atlas at such time as Atlas enters into an investment advisory agreement with the Corporation and MorAmerica Capital under the Strategic Agreement, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act.

OTHER DIRECTORS

         Robert A. Comey, Paul M. Bass, Jr. and David R. Schroder are the last directors serving three-year terms, continuing until the 2005 Annual Meeting of shareholders. Mr. Comey and Mr. Schroder are principals of the Company's current investment advisor, InvestAmerica. Mr. Comey and Mr. Schroder have resigned from the Board of Directors, effective at the conclusion of the 2004 Annual Meeting.

         Certain information concerning Paul M. Bass, Jr. is set forth below. Mr. Bass's current term expires at the 2005 Annual Meeting of Shareholders. Mr. Bass is not deemed to be an "interested person," as that term is defined in
Section 2(a)(19) of the Investment Company Act, of the Corporation.

PAUL M. BASS, JR.

         Mr. Bass, age 68, has been Chairman of the Boards of Directors of the Corporation and of the Corporation's wholly-owned subsidiary, MorAmerica Capital Corporation ("MorAmerica Capital") since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass specializes in corporate finance, investment management and public finance. Mr. Bass is also presently a Director of Keystone Consolidated Industries (Chairman of the Audit Committee), and Compx International (member of the Audit Committee). Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

ADVISORY BOARD

         At its meeting on December 22, 2003, the Boards of Directors of the Corporation and MorAmerica Capital voted to create an Advisory Board to MorAmerica Capital. It is contemplated that the Advisory Board will include members who are recruited from time to time for specific advice they may provide to MorAmerica Capital. The compensation for service as an Advisory Board member was initially set at $10,000 per annum. Initially, two current members of the Boards of Directors of the Corporation and MorAmerica Capital whose terms are expiring, Henry T. Madden and John Wolfe, were appointed to the MorAmerica Capital Advisory Board commencing at the end of the 2004 Annual Meeting of Shareholders. Pursuant to a written agreement, Mr. Madden and Mr. Wolfe will provide consulting services as advisory directors for a two-year term based on their prior experience as members of the Board of Directors with respect to the current investment portfolio. Certain information concerning Mr. Madden and Mr. Wolfe is set forth below.

HENRY T. MADDEN

         Mr. Madden, age 74, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advised potential and new entrepreneurs and taught courses on entrepreneurship in the M.B.A. program. He retired in December, 2000.

JOHN D. WOLFE

         Mr. Wolfe, age 77, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr. Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         An Audit Committee, a Nominating Committee and an Investment Committee operated during Fiscal Year 2003 to assist the Board of Directors in carrying out its duties. In addition, during Fiscal Year 2003, the Board of Directors established a Special Committee to analyze and recommend to the full Board of Directors whether and under what conditions the Corporation should waive its rights under Section 203 of the Delaware General Corporation Law in order to facilitate a sale of the shares of the Corporation's Common Stock owned by Zions First National Bank.

         During Fiscal Year 2003, fourteen meetings of the Board of Directors were held. In addition, six meetings of the Audit Committee, one meeting of the Nominating Committee, three meetings of the Investment Committee and three meetings of the Special Committee were held. Each of the Directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by the committees of the Board of Directors on which that Director served.

Audit Committee

         The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. The Audit Committee has adopted a written charter, which is attached hereto as Appendix E.

         The Audit Committee presently consists of Michael W. Dunn (Chair), Henry T. Madden and Gordon J. Roth. Each member of the Audit Committee is independent under Nasdaq listing standards.

Nominating/Governance Committee

         The Nominating Committee was appointed by the Board of Directors to approve all Director nominees to be voted on at the 2004 Annual Meeting. At its December 15, 2003 meeting, the Nominating Committee adopted a written charter, which reconstituted the Nominating Committee as the Nominating/Governance Committee and set forth the Nominating/Governance Committee's authority and responsibilities. Among other things, the Nominating/Governance Committee will recommend to the Board of Directors nominations for Director of the Corporation. On December 22, 2003, the Board of Directors approved the Nominating/Governance Committee Charter, a copy of which is attached hereto as Appendix F.

         The Nominating/Governance Committee may seek input from other Directors or senior management in identifying candidates. Shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING."

         The qualifications used in evaluating candidates include but are not limited to: independence, time commitments, attendance, business judgment, management, accounting, finance, industry and technology knowledge, as well as, personal and professional ethics, integrity and values. In addition, as set forth in its Charter, the Nominating/Governance Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board of Directors as a whole. The Nominating/Governance Committee further reviews the qualifications of any candidate in the context of the current composition of the Board of Directors and the needs of the Corporation. The same identifying and evaluating procedures apply to all candidates for director nomination.

         The Nominating/Governance Committee has approved all of the nominees for Director identified above. Kent I. Madsen, Benjamin Jiaravanon, Jasja Kotterman, Shane Robison, Martin Walton and Geoffrey T. Woolley were recommended to the Nominating/Governance Committee by Atlas, the beneficial owner of approximately 39.1% of the outstanding shares of Common Stock of the Corporation. In addition, Atlas is proposed to be the Corporation's investment advisor, as described in PROPOSAL 2. Kent I. Madsen and Geoffrey T. Woolley, as non-management directors, recommended Benjamin Jiaravanon, Jasja Kotterman Shane

Robison and Martin Walton to the Nominating/Governance Committee. Atlas recommended Benjamin Jiaravanon at the request of Bridgewater pursuant to a Strategic Agreement entered into among Atlas, Bridgewater, Robert T. Madsen, Kent I. Madsen and Geoffrey T. Woolley under which Atlas is required to nominate and vote all of the Corporation's shares for which it has voting rights in favor of Bridgewater's designee approved by Atlas for election to the Board of Directors.

         The Nominating/Governance Committee presently consists of Michael W. Dunn (Chair), Paul M. Bass, Jr., Henry T. Madden, Gordon J. Roth and John D. Wolfe. All members of the Nominating/Governance Committee are independent under Nasdaq listing standards.

Investment Committee

         The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policies regarding investments made in participation with other funds managed by InvestAmerica, with entities controlling, controlled by or under common control with Atlas, and with other affiliates. The voting members of the Investment Committee presently include Paul M. Bass, Jr., Michael W. Dunn, Henry T. Madden, Gordon J. Roth, and John D. Wolfe. All voting members are independent under Nasdaq listing standards. During Fiscal Year 2003, the nonvoting ex officio members included Robert A. Comey, David R. Schroder, and Todd J. Stevens. Mr. Stevens, as the representative of Zions First National Bank ("Zions"), resigned as a Director as of October 7, 2003, following the sale of Zions' interest in the Corporation to Atlas. Messrs. Comey and Schroder have resigned as Directors, effective as of the date of the 2004 Annual Meeting.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of MACC Private Equities Inc. (the "Audit Committee") is composed of three directors and operates under a written charter originally adopted by the Board of Directors and annually updated by the Audit Committee. The current charter of the Audit Committee is attached to this Proxy Statement as Appendix E. The current members of the Audit Committee are Michael W. Dunn (Chair), Henry T. Madden and Gordon J. Roth. Under the terms of the charter and the listing standards of The Nasdaq Stock Market, Inc., all of the Audit Committee members are considered to be independent.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this regard, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2003 with management and discussed other matters related to the audit with the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee met with the independent auditors, with and without management present, and discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm's independence.

         The Corporation paid KPMG LLP ("KPMG"), the Corporation's independent auditors for fiscal year 2003, the following amounts during fiscal year 2003:

Audit Fees (including quarterly reviews,
security counts, and audit of Form 468):                  $   59,300

Financial Information Systems Design
and Implementation:                                       $    -0-

Non-Audit Fees:
         Preparation of federal and state
           income tax returns                             $   24,850
         Other tax research, consultation,
           correspondence and advice                      $   26,000

         The Audit Committee has considered whether KPMG has maintained its independence during Fiscal Year 2003.

         Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Corporation's Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE:

                                            Michael W. Dunn, Chair
                                            Henry T. Madden
                                            Gordon J. Roth

INDEPENDENT AUDITOR FEES AND SERVICES

         The following table presents fees paid for professional services rendered by KPMG for the Fiscal Year 2003 and the fiscal year ending September 30, 2002 ("Fiscal Year 2002"):

                                     FISCAL YEAR 2003                FISCAL YEAR 2002
  FEE CATEGORY                             FEES                             FEES
  ------------                       ----------------                ----------------
Audit Fees                              $  54,500                         $ 45,900

Audit-Related Fees                          4,800                            7,290

Tax Fees                                $  50,850                         $ 25,650

All Other Fees                             -0-                               -0-
                                        ---------                         --------
Total Fees
                                        $ 110,150                         $ 78,840

         Audit Fees were for professional services rendered for the audit of the Corporation's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements and include quarterly reviews, security counts and audit of SBA Form 468.

         Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's consolidated financial statements and are not reported under "Audit Fees." These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.

         Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

         All Other Fees are for services other than the services reported above. The Corporation did not pay any fees for such other services in Fiscal Year 2003 or Fiscal Year 2002.

         The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         COMPENSATION OF DIRECTORS

         Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with InvestAmerica, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of InvestAmerica receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. The Chairman of the Board receives an annual retainer of $24,000, and all other outside Directors receive an annual retainer of $8,000. The Chairman of the Board and all other outside Directors also receive $1,000 for each Board of Directors meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference. In addition, the Chairman of the Board and all other outside Directors receive $500 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference The Directors do not receive separate compensation for serving on the Board of Directors of MorAmerica Capital. The Corporation also reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

         SUMMARY COMPENSATION TABLE

         The following table sets forth certain details of compensation paid to Directors during Fiscal Year 2003, which includes compensation for serving on the Boards of Directors of the Corporation and MorAmerica Capital (the only wholly owned subsidiary of the Corporation). For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Reg.
Section 240.14a-101) consists solely of the Corporation and MorAmerica Capital. The Corporation presently maintains no pension or retirement plans for its Directors.

                                           AGGREGATE COMPENSATION
NAME AND POSITION                    FROM CORPORATION AND FUND COMPLEX(1)
-----------------                    ------------------------------------
Paul M. Bass, Jr.                               $  30,350
Chairman of the Board

David R. Schroder,                                  -0-
Director, President and Secretary

Robert A. Comey,                                      -0-
Director, Executive Vice President
and Treasurer

Henry T. Madden, Director                          15,800

John D. Wolfe, Director                            15,350

Michael W. Dunn, Director                          16,550

Gordon J. Roth, Director                           16,400

Todd J. Stevens(2)                                 15,050

Jeri J. Harman(3)                                   3,000

-----------------

         (1) Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

         (2) Mr. Stevens resigned from the Board of Directors on October 7, 2003.

         (3) Ms. Harman resigned from the Board of Directors on October 9, 2002.

         COMPENSATION OF EXECUTIVE OFFICERS

         The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by InvestAmerica, which pays all of their cash compensation.

PERFORMANCE GRAPH

         The following graph compares the semi-annual percentage change in cumulative stockholder return on the Common Stock of the Corporation since September 30, 1998, with the cumulative total return over the same period of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies), (ii) the Corporation's present peer group selected in good faith by the Corporation composed of the following nine business development companies or other funds known by the Corporation to have similar investment objectives to the
Corporation: Allied Capital Corporation (ALLC), American Capital Strategies
(ACAS), Brantley Capital Corporation (BBDC), Capital Southwest Corporation
(CSWC), Equus II Corporation (EQS), Harris & Harris Group, Inc. (HHGP), Rand Capital Corporation (RAND), Waterside Capital Corporation (WSCC) and Winfield Capital Corporation (WCAP) (the "New Peer Group"), and (iii) the peer group reported in the Corporation's prior proxy statement, which includes all of the foregoing companies except Equus II Corporation (the "Old Peer Group"). The Corporation changed the peer group used in this comparative graph by adding Equus II Corporation, which the Corporation determined to have sufficiently similar investment objectives to the Corporation to warrant its inclusion in the peer group.

         In the graph, the comparison assumes $100 was invested on October 1, 1998, in shares of the Corporation's Common Stock and in each of the indices. The comparison is based upon the closing market bid price for shares of the Corporation's Common Stock, and assumes the reinvestment of all dividends, if any. The returns of each of the companies in the Old Peer Group and the New Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated.

                           MACC PRIVATE EQUITIES INC.
                       COMPARISON CUMULATIVE TOTAL RETURNS

                                  [LINE GRAPH]

                     ASSUMES $100 INVESTED ON OCT. 01, 1998
                           ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 2003

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Exchange Act, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 2003, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 2005

Annual Meeting of shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than October 12, 2004. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

         In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days, prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2005 Annual Meeting of shareholders must give written notice of the proposal to the Secretary of the Corporation not earlier than November 10, 2004, and not later than December 10, 2004. The Corporation's proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an annual meeting which does not comply with these notice requirements. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                            SHAREHOLDER COMMUNICATION

         Any shareholder wishing to communicate with any of the Corporation's Directors regarding matters related to the Corporation may provide correspondence to the director in care of Secretary, MACC Private Equities Inc., 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401. The Chairman of the Corporate Governance/Nominating Committee will review and determine the appropriate response to questions from shareholders. The independent members of the Board of Directors review and approve the shareholder's communication process periodically to ensure effective communication with the shareholders.

         The Corporation strongly encourages its Directors to attend all annual meetings, and all Directors attended the Corporation's 2003 Annual Meeting of shareholders.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $4,000. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Corporation's financial statements and related financial information required by Item 13(a) of Schedule 14A are incorporated herein by this reference to the Corporation's Annual Report to Shareholders for its fiscal year ended September 30, 2003 (the "Annual Report"). The

Annual Report accompanies this proxy statement, but is not deemed a part of the proxy soliciting material, except to the extent that portions thereof have been incorporated herein pursuant to the preceding sentence.

         A COPY OF THE FISCAL YEAR 2003 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401 OR BY CALLING (319) 363-8249. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON DECEMBER 31, 2003. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

         PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                            By Order of the Board of Directors

                                               /s/ David R.Schroder
                                               ---------------------------------
                                               David R. Schroder,
                                               Secretary

Cedar Rapids, Iowa
February 4, 2004

                                   APPENDIX A

                    CORPORATION INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

                           MACC PRIVATE EQUITIES INC.
                             A Delaware Corporation

         This INVESTMENT ADVISORY AGREEMENT dated as of March 1, 2004 (the "Agreement") by MACC Private Equities Inc., a company organized under the laws of the State of Delaware ("the Company"), and Atlas Management Partners, LLC, a limited liability company organized under the laws of the State of Utah ("Atlas").

         WHEREAS, the Company is a closed-end investment company that may be operated and regulated as a business development company ("Business Development Company") as defined in the Investment Company Act of 1940, as amended (the "ICA");

         WHEREAS, the Company is presently receiving investment advisory services from InvestAmerica Investment Advisors, Inc., a Delaware corporation;

         WHEREAS, the Company desires to change its principal investment advisor in order to better carry on its business;

         WHEREAS, Atlas, is qualified to provide investment advisory services to the Company and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Section 1 . Definitions.

         1.1 "Affiliate" shall have the meaning given under Rule 144 of the Securities Act of 1933, as amended.

         1.2 "Assets Under Management" shall mean the total value of the Company's assets managed by Atlas under this Agreement averaged over the prior one year period, or such shorter period in which such assets were managed by Atlas.

         1.3 "Atlas" shall mean Atlas Management Partners, LLC, a Utah limited liability company.

         1.4 "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of the Company and which occur when:

                  (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

                  (b) The Board of Directors of the Company determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by the Company in accordance with generally accepted accounting principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors ("Unrealized Depreciation"); or

                  (c) Capital Losses are adjusted for reverses of depreciation when the Board of Directors determines that a value should be adjusted upward and the investment value remains at or below original cost.

For purposes of this definition, in any case where the Board of Directors of the Company writes down the value of any investment in the Company's portfolio (in accordance with the standards set forth in subsection 1.3(b) above), (i) such reduction in value shall result in a new cost basis for such investment and (ii) the most recent cost basis for such investment shall thereafter be used in the determination of any Realized Capital Gains or Capital Losses in the Company's portfolio (i.e., there shall be no double-counting of losses when a security (whose value has declined in a prior period) is ultimately sold at a price below its historical cost.)

         1.5 "The Company" shall mean MACC Private Equities Inc., a Delaware corporation.

         1.6      "ICA" has the meaning set forth in the first recital hereof.

         1.7 "MACC" shall mean MorAmerica Capital Corporation, an Iowa corporation that is a wholly owned subsidiary of the Company.

         1.8 "Net Capital Gains" shall mean Realized Capital Gains net of Capital Losses determined in accordance with generally accepted accounting principles.

         1.9 "Other Venture Capital Funds" has the meaning set forth in subsection 3.2.

         1.10 "Portfolio Company" or "Portfolio Companies" shall mean any entity in which the Company may make an investment and with respect to which Atlas will be providing services pursuant hereto, which investments may include ownership of capital stock, loans, receivables due from a Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

         1.11 "Private Capital" shall have the meaning ascribed to that term in the SBA regulations in effect as of the date hereof (which regulations define Private Capital to exclude unrealized gains and losses).

         1.12 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses necessary to achieve the gain (e.g., broker's fees). For purposes of this Agreement, capital gains are Realized Capital Gains upon the cash sale of the capital stock or assets of a Portfolio Company or any other asset or item of property managed by Atlas pursuant to the terms hereof or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in the following sentence. Realized Capital Gains other than cash gains, shall be recorded and calculated in the period the gain is realized; however in determining payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of the Company.

         1.13     "SBA" shall mean the United States Small Business
Administration.

         1.14 "SEC" shall mean the United States Securities and Exchange Commission.

         Section 2. Investment Advisory Engagement. The Company hereby engages Atlas as its investment advisor.

         2.1      As such, Atlas will:

                  (a) Manage, render advice with respect to, and make decisions regarding the acquisition and disposition of securities in accordance with applicable law and the Company's investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for investment leads, screening and research of investment opportunities, maintenance and expansion of a co-investor network, review of appropriate investment legal documentation, presentations of investments to the Company's Board of Directors (when and as required), closing of investments, monitoring and management of investments and exits, preparation of valuations, management of relationships with the SEC, shareholders, outside auditors, and the provision of other services appropriate to the management of a Business and Development Company;

                  (b) Make available and, if requested by Portfolio Companies or entities in which the Company is proposing to invest, render managerial assistance to, and exercise management rights in, such Portfolio Companies and entities as appropriate to maximize return for the Company and to comply with regulations;

                  (c) Maintain office space and facilities to the extent required by Atlas to provide adequate management services to the Company;

                  (d) Maintain the books of account and other records and files for the Company, but not to include auditing services; and

                  (e) Report to the Company's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable the Company to determine that investment policies are being observed and implemented and that the obligations of Atlas hereunder are being fulfilled. Any investment program undertaken by Atlas pursuant hereto and any other activities undertaken by Atlas on behalf of the Company shall at all times be subject to applicable law and any directives of the Company's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of the Company's Board of Directors.

         2.2 Atlas will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

         Atlas will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, Atlas will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of the Company.

         Notwithstanding the foregoing, Atlas will earn incentive compensation on a quarterly basis, which shall not be deemed part of compensation or other employee benefits for the purpose of this paragraph.

         2.3 In connection with the services provided, Atlas will not be responsible for the following expenses which shall be the sole responsibility of the Company and will be paid promptly by the Company: auditing fees; all legal expenses; legal fees normally paid by Portfolio Companies; National Association of Small Business Investment Companies and other appropriate trade association fees; brochures, advertising, marketing and publicity costs; interest on SBA or other debt; fees to the Company and its directors and Board fees; any fees owed or paid to the Company, its Affiliates or fund managers; any and all expenses associated with property of a Portfolio Company taken or received by the Company or on its behalf as a result of its investment in any Portfolio Company; all reorganization and registration expenses of the Company; the fees and disbursements of the Company's counsel, accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to, and other communications with the Company's shareholders; fees and expenses of members of the Company's Boards of Directors who are not directors, officers, employees or Affiliates of Atlas or of any entity which is an Affiliate of Atlas; premiums for the fidelity bond, if any, maintained by Atlas pursuant to ICA Section 17; premiums for directors and officers insurance maintained by the Company; all transaction costs incident to the acquisition, management and protection of and disposition of securities by the Company; and any other expenses incurred by or on behalf of the Company that are not expressly payable by Atlas under Section 2.2. above.

         2.4 Subject to approval by the Board of Directors of the Company and in accordance with the ICA, Atlas may retain one or more subadvisors to assist it in performance of its duties hereunder.

         Section 3. Nonexclusive Obligations: Co-investments.

         3.1 The obligations of Atlas to the Company are not exclusive. Atlas and its Affiliates, may in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. The parties acknowledge that Atlas may offer the same investment opportunities as may be offered to the Company to other persons for whom Atlas is providing services. Neither Atlas nor any of its Affiliates shall in any manner be liable to the Company or its Affiliates by reason of the activities of Atlas or its Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

         3.2 For the benefit of the Company's investment activities, Atlas and its Affiliates intend to maintain various future co-investment relationships involving the Company which may result in the Company being accorded the opportunity in the future to review and to invest in certain investments found by other venture capital funds managed by Atlas and its Affiliates, including Wasatch Venture Corporation, Wasatch Venture Fund II, LLC, Wasatch Venture Fund III, LLC, and Zions SBIC, LLC (collectively, the "Other Venture Capital Funds").

         For purposes of this Section 3.2, where the Company has an opportunity to co-invest with the Other Venture Capital Funds, investment opportunities shall be offered to the Company and the Other Venture Capital Funds, as the case may be, (a) in the same proportion as its Private Capital bears to the total Private Capital of the Company and the Other Venture Capital Funds with which the Company proposes to co-invest, in the aggregate, or (b) in such other manner as is otherwise agreed upon by the Company and the Other Venture Capital Funds. Notwithstanding anything to the contrary contained in this Section 3.2, the terms of any exemptive order applicable to co-investments between the Other Venture Capital Funds and the Company will control as to the terms of co-investments among the Company and Other Capital Venture Funds.

         3.3 Atlas will cause to be offered to the Company opportunities to acquire or dispose of securities as provided in the co-investment guidelines summarized in the section of the Company's SEC Registration Statement entitled "Investment Objectives and Policies -- Co-Investment Guidelines." Except to the extent of acquisitions and dispositions that, in accordance with such co-investment guidelines, require the specific approval of the Company's Board of Directors, Atlas is authorized to effect acquisitions and dispositions of securities for the Company's account in Atlas's discretion. Where such approval is required, Atlas is authorized to effect acquisitions and dispositions for the Company's account upon and to the extent of such approval. The Company will put Atlas in funds whenever Atlas requires funds for an acquisition of securities in accordance with the foregoing, and the Company will cause to be delivered in accordance with Atlas's instructions any securities disposed of in accordance with the foregoing.

         3.4 Should Atlas or any of its Affiliates agree to perform or undertake any investment management services described in Section 3.1 for any funds or persons in addition to the Company, Atlas will notify the Company, in writing, not later than the commencement of such agreement or the initial provision of such services.

         3.5 Any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the ICA, any exemptive order thereunder applicable to the Company and the rules and regulations of the SBA.

         Section  4. Services to Portfolio Companies.

         4.1 It is acknowledged that as a part of the services to be provided by Atlas hereunder, certain of its employees, representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near-and the long-term direction of a Portfolio Company. Unless otherwise restricted hereafter by the Company in writing, in regard to such actions and decisions the Company hereby appoints Atlas (and such officers, Directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which Atlas shall have the authority, in its performance of this Agreement, to make decisions and to take such actions, without specific authority from the Board of Directors of the Company, as to all matters which are not hereby restricted.

         4.2 All fees, including Director's fees that may be paid by or for the account of an entity in which the Company has invested or in which the Company is proposing to invest in connection with an investment transaction in which the Company participates or provides managerial assistance, will be treated as commitment fees or management fees and will be received by the Company, pro rata to its participation in such transaction. Atlas will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities (travel, meals, lodging, etc.).

         4.3 The sole and exclusive compensation to Atlas for its services to be rendered hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer, director, employee or Affiliate'of Atlas serve as a member of the Board of Directors of the Company, such officer, director, employee or Affiliate of Atlas shall not receive compensation as a member of the Board of Directors of the Company.

         Section 5. Management and Incentive Fees.

         5.1 During the term of this Agreement, the Company will pay Atlas monthly in arrears a management fee equal to 2.5% per annum of the Assets Under Management. The Management fee shall be calculated on a non-consolidated basis, excluding MACC.

         5.2 During the term of this Agreement the Company shall pay to Atlas an incentive fee determined as specified in this Section 5.2. The incentive fee shall be calculated on a nonconsolidated basis, excluding MACC.

                  (a) The incentive fee shall be calculated as follows:

                           (i) The amount of the fee shall be 20.0% of the Net
Capital Gains, before taxes, resulting from the disposition of investments in the Company's Portfolio Companies or resulting from the disposition of other assets or property of the Company managed by Atlas pursuant to the terms hereof.

                           (ii) Net Capital Gains, before taxes, shall be
calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary calculation shall be made on the last business day of each of the three fiscal quarters preceding the end of each fiscal year for the purpose of determining the incentive fee payable under
Section 5.2(c)(i) below. Capital Losses and Realized Capital Gains shall not be cumulative (i.e., no Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

                           (iii) Notwithstanding anything herein to the
contrary, the incentive fee shall not be computed on any assets received by the Company from the Company's predecessors by merger, MorAmerica Financial Corporation and Morris Plan Liquidation Company, and such assets shall not be included in any calculation of Net Capital Gains.

                  (b) Upon termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable.

                  (c) Payment of incentive fees shall be made as follows:

                           (i) To the extent payable, incentive fees shall be
paid, in cash, in arrears on the last business day of each fiscal quarter in the fiscal year.

                           (ii) The incentive fee shall be retroactively
adjusted as soon as practicable following completion of the valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive fee due and owing to Atlas, and if such adjustment reveals that Atlas has received more incentive fee income than it is entitled to hereunder, Atlas shall promptly reimburse the Company for the amount of the excess.

         Section 6. Liability and Indemnification of Atlas.

         6.1 Neither Atlas, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the "Indemnified Parties"), shall be liable to the Company, or any of its Affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for the Company, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. The Company confirms that in performing services hereunder Atlas will be an agent of the Company for the purpose of the indemnification provisions of the Bylaws of the Company subject, however, to the same limitations as though Atlas were a director or officer of the Company. Atlas shall not be liable to the Company, its shareholders or its creditors, except for violations of law or for conduct which would preclude Atlas from being indemnified under such provisions. The provisions of this Section 6.1 shall survive termination of this Agreement.

         6.2 Individuals who are Affiliates of Atlas and are also officers or directors of the Company as well as other Atlas officers performing duties within the scope of this Agreement on behalf of the Company will be covered by any directors and officers insurance policy maintained by the Company.

         Section 7. Shareholder Approval; Term.

         The Company represents that this Agreement has been approved by the Company's Board of Directors. This Agreement shall continue in effect for two
(2) years from the date hereof, unless sooner terminated as provided for herein; provided, however, that this Agreement shall not take effect if as of the date hereof, the shareholders of the Company shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA. Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including a majority of its members who are not interested persons of Atlas, or by vote of the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by the Company at any time, without payment of any penalty, on sixty
(60) days' written notice to Atlas if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities.

         Atlas may also terminate this Agreement on sixty (60) days' written notice to the Company; provided, however, that Atlas may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the ICA, of the Company's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party. Upon receipt of any such notice from Atlas, the Company will in good faith use its best efforts to cause an advisory agreement to be entered into by the Company with a suitable investment adviser.

         Section 8. Assignment.

         This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the ICA, by Atlas shall automatically terminate this Agreement.

         Section 9. Amendments.

         This Agreement may be amended only by an instrument in writing executed by all parties.

         Section 10. Governing Law.

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         Section 11. Termination of Prior Agreement.

         Upon the approval of this Agreement by the shareholders of the Company pursuant to Section 7, the Investment Advisory Agreement between the Company and InvestAmerica

Investment Advisors, Inc., dated March 1, 1998, as amended, supplemented or otherwise modified and in effect, shall expire and shall thereupon be of no further force and effect, effective at the close of business on February 29, 2004.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                            THE COMPANY:
                                            MACC PRIVATE EQUITIES, INC.
                                            A Delaware corporation

                                            By:_________________________________
                                                   David R. Schroder
                                                   President

                                            By:_________________________________
                                                   Robert A. Comey
                                                   Executive Vice President

                                            ATLAS MANAGEMENT PARTNERS, LLC
                                            A Utah limited liability company

                                            By:_________________________________
                                                   Kent I.Madsen
                                                   Manager

ACKNOWLEDGED AND AGREED:

By signing below, InvestAmerica Investment Advisors, Inc. hereby acknowledges and agrees to the provisions of Section 11 of this Agreement.

INVESTAMERICA INVESTMENT ADVISORS, INC.

By:____________________________
Name: David R. Schroder
Title: President and Secretary

                                   APPENDIX B

                MORAMERICA CAPITAL INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

                         MORAMERICA CAPITAL CORPORATION,
                               An Iowa Corporation

         This INVESTMENT ADVISORY AGREEMENT dated as of March 1, 2004 (the "Agreement") by MorAmerica Capital Corporation, a corporation organized under the laws of the State of Iowa ("MACC") and Atlas Management Partners, LLC, a limited liability company organized under the laws of the State of Utah ("Atlas").

         WHEREAS, MACC is licensed as a small business investment company ("SBIC") under the Small Business Investment Act of 1958, as amended, and operates as a business development company under the Investment Company Act of 1940, as amended (the "ICA");

         WHEREAS, MACC is presently receiving investment advisory services from InvestAmerica Investment Advisors, Inc., a Delaware corporation;

         WHEREAS, MACC desires to change its principal investment advisor in order to better carry on its business;

         WHEREAS, Atlas is qualified to provide investment advisory services to MACC, and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Section 1. Definitions.

         1.1 "Affiliate" shall have the meaning given under Rule 144 of the Securities Act of 1933, as amended.

         1.2 "Assets Under Management" shall mean the total value of MACC assets Managed by Atlas under this Agreement.

         1.3 "Atlas" shall mean Atlas Management Partners, LLC, a Utah limited liability company.

         1.4 "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of MACC and which occur when:

         (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

         (b) The Board of Directors of MACC determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by MACC in accordance with generally accepted accounting principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors; or

         (c) Capital Losses are adjusted for reverses of depreciation when the Board of Directors determines that a value should be adjusted upward and the investment value remains at or below original cost.

         For purposes of this definition, in any case where the Board of Directors of MACC writes down the value of any investment in MACC's portfolio (in accordance with the standards set forth in subsection 1.3(b) above), (i) such reduction in value shall result in a new cost basis for such investment and
(ii) the most recent cost basis of such investment shall thereafter be used in the determination of any Realized Capital Gains or Capital Losses in MACC's portfolio (i.e., there shall be no double-counting of losses when a security (whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

         1.5 "Capital Under Management" shall mean MACC's (i) fiscal year end Private Capital as defined in the SBA regulations as of the date hereof (which regulations define Private Capital to exclude unrealized capital gains and losses) ("Private Capital"); plus (ii) fiscal year end SBA leverage as defined by SBA regulations as of the date hereof, including participating securities as defined in Section 303(g) of the Small Business Investment Act of 1958, as amended; plus (iii) fiscal year end Undistributed Realized Earnings.

         1.6      "ICA" has the meaning set forth in the first recital hereof.

         1.7 "MACC" shall mean MorAmerica Capital Corporation, an Iowa corporation that is a wholly owned subsidiary of the Company.

         1.8 "Net Capital Gains" shall mean Realized Capital Gains minus the sum of (i) Capital Losses determined in accordance with generally accepted accounting principles; and (ii) net investment losses, if any, as reported on Line 32 of SBA Form 468.

         1.9 "Other Venture Capital Funds" has the meaning set forth in subsection 3.2(b).

         1.10 "Portfolio Company" or "Portfolio Companies" shall mean any entity in which MACC may make an investment and with respect to which Atlas will be providing services pursuant hereto, which investments may include ownership of capital stock, loans, receivables due from a Portfolio Company or other debtor on the sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

         1.11 "Private Capital" has the meaning set forth in the definition of Capital Under Management in Section 1.5 above.

         1.12 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses necessary to achieve the gain (e.g., broker's fees). For purposes of this Agreement:

         (a) Capital gains are Realized Capital Gains upon the cash sale of the capital stock or assets of a Portfolio Company or any other asset or item of property managed by Atlas pursuant to the terms hereof or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in Subsection 1.12(b) below; and

         (b) Realized Capital Gains other than cash gains shall be recorded and calculated in the period the gain is realized; however, in determining payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.

         1.13 "SBA" shall mean the United States Small Business Administration, or any successor thereto, which has regulatory authority over SBICs.

         1.14     "SBIC" has the meaning set forth in the first recital hereof.

         1.15 "SEC" shall mean the United States Securities and Exchange Commission.

         1.16 "The Company" shall mean MACC Private Equities Inc. and "the Companies" shall mean MACC Private Equities Inc. and MACC.

         Section 2. Investment Advisory Engagement. MACC hereby engages Atlas as its investment advisor.

         2.1      As such, Atlas will:

         (a) Manage, render advice with respect to, and make decisions regarding the acquisition and disposition of securities in accordance with applicable law and MACC's investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for investment leads, screening and research of investment opportunities, maintenance and expansion of a co-investor network, review of appropriate investment legal documentation, presentations of investments to MACC's Board of Directors (when and as required), closing of investments, monitoring and management of investments and exits, preparation of valuations, management of relationships with the SEC, shareholders, the SBA and its auditors and outside auditors, and the provision of other services appropriate to the management of an SBIC operating as a business development company;

         (b) Make available and, if requested by Portfolio Companies or entities in which MACC is proposing to invest, render managerial assistance to, and exercise management rights in, such Portfolio Companies and entities as appropriate to maximize return for MACC and to comply with regulations;

         (c) Maintain office space and facilities to the extent required by Atlas to provide adequate management services to MACC;

         (d) Maintain the books of account and other records and files for MACC, but not to include auditing services; and

         (e) Report to MACC's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable MACC to determine that investment policies are being observed and implemented and that the obligations of Atlas hereunder are being fulfilled. Any investment program undertaken by Atlas pursuant hereto and any other activities undertaken by Atlas on behalf of MACC shall at all times be subject to applicable law and any directives of MACC's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of MACC's Board of Directors.

         2.2 Atlas will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

         Atlas will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, Atlas will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of MACC.

         Notwithstanding the foregoing, Atlas will earn incentive compensation on a quarterly basis, which shall not be deemed part of compensation or other employee benefits for the purpose of this paragraph.

         2.3 In connection with the services provided, Atlas will not be responsible for the following expenses which shall be the sole responsibility of MACC and will be paid promptly by MACC: auditing fees; all legal expenses; legal fees normally paid by Portfolio Companies; National Association of Small Business Investment Companies and other appropriate trade association fees; brochures, advertising, marketing and publicity costs; interest on SBA or other debt; fees to MACC directors and board fees; any fees owed or paid to MACC, its Affiliates or fund managers; any and all expenses associated with property of a Portfolio Company taken or received by MACC or on its behalf as a result of its investment in any Portfolio company; all reorganization and registration expenses of MACC; the fees and disbursements of MACC's counsel, accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other communications with the Company's shareholders; fees and expenses of members of MACC's Boards of Directors who are not directors, officers, employees or Affiliates of Atlas or of any entity which is an Affiliate of Atlas; premiums for the fidelity bond, if any, maintained by Atlas pursuant to ICA Section 17; premiums for directors and officers insurance maintained by MACC; and all transaction costs incident to the acquisition, management, protection and disposition of securities by MACC; and any other expenses incurred by or on behalf of MACC that are not expressly payable by Atlas under
Section 2.2 above.

         2.4 Subject to approval by the Board of Directors of MACC and in accordance with the ICA, Atlas may retain one or more subadvisors to assist it in performance of its duties hereunder.

         Sections 3. Nonexclusive Obligations; Co-investments.

         3.1 The obligations of Atlas to MACC are not exclusive. Atlas and its Affiliates may, in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. The parties acknowledge that Atlas may offer the same investment opportunities as may be offered to MACC to other persons for whom Atlas is providing services. Neither Atlas nor any of its Affiliates shall in any manner be liable to MACC or its Affiliates by reason of the activities of Atlas or its Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

         3.2 For the benefit of MACC's investment activities, Atlas and its Affiliates intend to maintain various future co-investment relationships involving the Company which may result in MACC being accorded the opportunity in the future to review and to invest in certain investments found by other venture capital funds managed by Atlas and its Affiliates, including Wasatch Venture Corporation, Wasatch Venture Fund II, LLC, Wasatch Venture Fund III, LLC, and Zions SBIC, LLC (collectively, the "Other Venture Capital Funds").

         For purposes of this Section 3.2, where the Companies have an opportunity to co-invest with the Other Venture Capital Funds, investment opportunities shall be offered to the Companies and the Other Venture Capital Funds, as the case may be, (a) in the same proportion as its Private Capital bears to the total Private Capital of the Companies and the Other Venture Capital Funds with which MACC proposes to co-invest, in the aggregate, or (b) in such other manner as is otherwise agreed upon by the Companies and the Other Venture Capital Funds. Notwithstanding anything to the contrary contained in this Section 3.2, the terms of any exemptive order applicable to co-investments between the Other Venture Capital Funds and the Companies will control as to the terms of co-investments among MACC and the Other Capital Venture Funds.

         3.3 Atlas will cause to be offered to MACC opportunities to acquire or dispose of securities as provided in the co-investment guidelines summarized in the section of the Company's SEC Registration Statement entitled "Investment Objectives and Policies - Co- Investment Guidelines." Except to the extent of acquisitions and dispositions that, in accordance with such co-investment guidelines, require the specific approval of MACC's Board of Directors, Atlas is authorized to effect acquisitions and dispositions of securities for MACC's account in Atlas's discretion. Where such approval is required, Atlas is authorized to effect acquisitions and dispositions for MACC's account upon and to the extent of such approval. MACC will put Atlas in funds whenever Atlas requires funds for an acquisition of securities in accordance with the foregoing, and MACC will cause to be delivered in accordance with Atlas's instructions any securities disposed of in accordance with the foregoing.

         3.4 Should Atlas or any of its Affiliates agree to perform or undertake any investment management services described in paragraph 3.1 for any funds or persons in addition to Other Venture Capital Funds, Atlas will notify MACC, in writing, not later than the commencement of such agreement or the initial provision of such services.

         3.5 Any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the ICA, any exemptive order thereunder applicable to the Company and the rules and regulations of the SBA.

         Section 4. Services to Portfolio Companies.

         4.1 It is acknowledged that as a part of the services to be provided by Atlas hereunder, certain of its employees, representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near-term and the long-term direction of a Portfolio Company. Unless otherwise restricted hereafter by MACC in writing, in regard to such actions and decisions MACC hereby appoints Atlas (and such officers, Directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which Atlas shall have the authority, in its performance of this Agreement, to make decisions and to take, without specific authority from the Board of Directors of MACC, as to all matters which are not hereby restricted.

         4.2 All fees, including director's fees that may be paid by or for the account of an entity in which MACC has invested or in which MACC is proposing to invest in connection with an investment transaction in which MACC participates or provides managerial assistance, will be treated as commitment fees or management fees and will be received by MACC, pro rata to its participation in such transaction. Atlas will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities (travel, meals, lodging, etc.).

         4.3 The sole and exclusive compensation to Atlas for its services to be rendered hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer, director, employee or Affiliate of Atlas serve as a member of the Board of Directors of MACC, such officer, director, employee or Affiliate of Atlas shall not receive compensation as a member of the Board of Directors of MACC.

         Section 5. Management and Incentive Fees.

         5.1 During the term of this Agreement, MACC will pay Atlas monthly in arrears a management fee equal to 2.5% per annum of the Capital Under Management, but in no event shall the management fee be more than either: (i) 2.5% per annum of the Assets Under Management, or (ii) 7.5% of Regulatory Capital.

         5.2 During the term of this Agreement MACC shall pay to Atlas an incentive fee determined as specified in this Section 5.2.

         (a)      The incentive fee shall be calculated as follows:

                  (i) The amount of the fee shall be 20.0% of the Net Capital Gains, before taxes, resulting from the disposition of investments in MACC's Portfolio Companies or resulting from the disposition of other assets or property of MACC managed by Atlas pursuant to the terms hereof.

                  (ii) Net Capital Gains, before taxes, shall be calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary calculation shall be made on the last business day of each of the three fiscal quarters preceding the end of each fiscal year for the purpose of determining the incentive fee payable under
Section 5.2(c)(i) below. Capital Losses and Realized Capital Gains shall not be cumulative (i.e., no Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

                  (iii) Notwithstanding anything herein to the contrary, the assets on which the incentive fee shall be calculated shall include all assets owned by MACC prior to the time of the mergers of MorAmerica Financial Corporation and Morris Plan Liquidation Company into the Company.

         (b) Upon termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable; provided, however, that incentive fees earned with respect to non-cash Realized Capital Gains shall not be due and owing to InvestAmerica until the cash is received by MACC.

         (c)      Payment of incentive fees shall be made as follows:

                  (i) To the extent payable, the incentive fee shall be paid, in cash, in arrears by the last business day of each fiscal quarter in the fiscal year. The incentive fee shall be retroactively adjusted as soon as practicable following completion of valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive fee due and owing to Atlas, and if such adjustment reveals that Atlas has received more incentive fee income than it is entitled to hereunder, Atlas shall promptly reimburse MACC for the amount of such excess.

                  (ii) In the event MACC earns any incentive fees, the payment of which would cause MACC's Private Capital to be 25% or more impaired, the portion of such fees which causes the impairment shall be paid by MACC into a trust or escrow account established by MACC for the benefit of Atlas. Fees from such account shall be released to Atlas at such time as, and to the extent that, MACC's Private Capital is no longer so impaired.

         Section 6. Liability and Indemnification of Atlas.

         6.1 Neither Atlas, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the "Indemnified Parties"), shall be liable to MACC, or any of MACC's Affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for MACC, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. MACC confirms that in performing services hereunder Atlas will be an agent of MACC for the purpose of the indemnification provisions of the Bylaws of MACC subject, however, to the same limitations as though Atlas were a director or officer of MACC. Atlas shall not be liable to MACC, its shareholders or its creditors, except for violations of law or for conduct which would preclude Atlas from being indemnified under such provisions. The provisions of this Section 6.1 shall survive termination of this Agreement.

         6.2 Individuals who are Affiliates of Atlas and are also officers or directors of MACC as well as other Atlas officers performing duties within the scope of this Agreement on behalf of MACC will be covered by any directors and officers insurance policy maintained by MACC.

         Section 7. Shareholder Approval; Term.

         MACC represents that this Agreement has been approved by MACC's Board of Directors. This Agreement shall continue in effect for two (2) years from the date hereof, provided, however, that this Agreement shall not take effect if as of the date hereof the shareholders of MACC Private Equities Inc. and the sole shareholder of MACC shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA. Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by MACC's Board of Directors, including a majority of its members who are not interested persons of Atlas, or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by MACC at any time, without payment of any penalty, on sixty (60) days' written notice to Atlas if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of MACC's outstanding voting securities or the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities. Atlas may also terminate this Agreement on sixty
(60) days' written notice to MACC and the Company; provided, however, that Atlas may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the ICA, of MACC's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party.

         Atlas may also terminate this Agreement on 30 days' written notice to MACC and the Company; provided, however, that Atlas may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the

ICA, of MACC's outstanding shares and by the Board of Directors, including a majority of members who are not parties to such agreement or interested persons of any such party. Upon receipt of any such notice from Atlas, MACC will in good faith use its best efforts to cause an advisory agreement to be entered into by MACC with a suitable investment adviser.

         Section 8. Assignment.

         This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the ICA, by Atlas shall automatically terminate this Agreement.

         Section 9. Amendments.

         This Agreement may be amended only by an instrument in writing executed by all parties.

         Section 10. Governing Law.

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         Section 11. Termination of Prior Agreement.

         Upon the approval of this Agreement by the shareholders of MACC pursuant to Section 7, the Investment Advisory Agreement between MACC and InvestAmerica Investment Advisors, Inc., dated March 1, 1999, as amended, supplemented or otherwise modified and in effect, shall expire and shall thereupon be of no further force and effect, effective at the close of business on February 29, 2004..

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                      MACC:
                                      MORAMERICA CAPITAL CORPORATION

                                      By:_______________________________
                                               David R. Schroder
                                               President

                                      By:_______________________________
                                               Robert A. Comey
                                               Executive Vice President

                                              ATLAS:
                                              ATLAS MANAGEMENT PARTNERS, LLC
                                              A Utah limited liability company

                                               By:______________________________
                                                     Kent I. Madsen
                                                     Managing Partner

ACKNOWLEDGED AND AGREED:

By signing below, InvestAmerica Investment Advisors, Inc. hereby acknowledges and agrees to the provisions of Section 11 of this Agreement.

INVESTAMERICA INVESTMENT ADVISORS, INC.

By:__________________________________
Name: David R. Schroder
Title: President and Secretary

                                   APPENDIX C

                 INVESTMENT ADVISORY SUPPORT SERVICES AGREEMENT

                               INVESTMENT ADVISORY
                           SUPPORT SERVICES AGREEMENT

         THIS INVESTMENT ADVISORY SUPPORT AGREEMENT (this "Agreement") is made and entered into by and among MACC Private Equities Inc., a Delaware corporation ("MACC"), MorAmerica Capital Corporation, an Iowa corporation ("MorAmerica"), Atlas Management Partners, LLC, a Utah limited liability company ("Atlas") and InvestAmerica Investment Advisors, Inc., a Delaware corporation ("InvestAmerica") effective as of the 1st day of March, 2004 (the "Effective Date").

                                    RECITALS

         WHEREAS, MACC and MorAmerica (collectively, the "Funds") are closed-end' management investment companies which have elected to be regulated as business development companies under the Investment Company Act of 1940, as amended (the "1940 Act") and MorAmerica is also licensed as a small business investment company ("SBIC") under the Small Business Investment Act of 1958;

         WHEREAS, the Funds are subject to the terms of certain exemptive orders granted by the Securities and Exchange Commission ("SEC") which govern, among other things, co-investments by the Funds and other investment funds managed by any investment advisor to the Funds (the "Exemptive Orders");

         WHEREAS, Atlas and InvestAmerica are both registered investment advisors under the Investment Advisors Act of 1940, as amended (the "Advisors Act");

         WHEREAS, concurrently with the execution of this Agreement, Atlas is becoming the investment advisor to ("MACC") and its wholly owned subsidiary MorAmerica Capital Corporation, an Iowa corporation ("MorAmerica") pursuant to an agreement between Atlas and each of MACC and MorAmerica (the "Atlas Advisory Agreements");

         WHEREAS, prior to the execution of this Agreement, InvestAmerica was the investment advisor to MACC and MorAmerica with respect to Portfolio Company (as defined in the Atlas Advisory Agreements) investments in existence as of the date of this Agreement (the "Existing Portfolio");

         WHEREAS, effective on the date hereof, the investment advisory agreements previously governing the Existing Portfolio are terminated;

         WHEREAS, Atlas desires to obtain the support and assistance of InvestAmerica in carrying out Atlas' duties and obligations as the investment advisor to MACC and MorAmerica, and InvestAmerica desires to provide such support and assistance as sub-advisor on the terms and conditions set forth herein; and

         WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, the parties agree as follows:

         1. Services. InvestAmerica will provide those financial, business and investment advisory services specified on Schedule A (collectively referred to as the "Services") to, or for the benefit of, MACC and MorAmerica, subject to the oversight and supervision of Atlas and the direction and control of the Boards of Directors of MACC and MorAmerica.

         2. Term. This Agreement shall continue in effect for two (2) years from the date hereof, unless sooner terminated as provided for herein. Thereafter, this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by Atlas and the Funds' Boards of Directors, including a majority of its members who are not interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the 1940 Act, of the Funds' outstanding voting securities. The foregoing notwithstanding, this Agreement may be terminated by Atlas, MACC or MorAmerica at any time, without payment of any penalty, on sixty (60) days' written notice to InvestAmerica if the decision to terminate has been made by Atlas or by the Funds' Boards of Directors or by vote of the holders of a majority, as defined in the 1940 Act, of MACC's or MorAmerica's outstanding voting securities. This Agreement also may be terminated by InvestAmerica at any time, without payment of any penalty, on sixty (60) days' written notice to Atlas and the Funds.

         3.       Portfolio Board Service and Asset Management.

                  3.1 It is acknowledged that as a part of the Services to be provided by InvestAmerica hereunder, (i) certain of its employees, representatives and agents ("InvestAmerica Representatives") may serve as members of the board of directors of individual Portfolio Companies (as defined in the respective Investment Advisory Services Agreements between Atlas and MACC and MorAmerica) and (ii) InvestAmerica will monitor and manage investments in the Existing Portfolio, including exits, preparation of valuations and other portfolio management matters. InvestAmerica and InvestAmerica Representatives serving on the boards of directors of individual Portfolio Companies shall conduct the Services in accordance with applicable law and all investment policies as set forth in writing by Atlas and the Board of Directors with respect to such Services, provided that at all times the InvestAmerica Representatives shall act in accordance with their fiduciary duties as members of the Portfolio Company boards. In regard to such actions and decisions the Funds hereby appoint InvestAmerica (and such officers, directors, employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this Agreement, to make decisions and to take such actions, without specific authority from Atlas or the Boards of Directors of the Funds, as to all matters which are not hereby restricted.

                  3.2 All fees, including director's fees that may be paid to InvestAmerica by or for the account of a Portfolio Company shall be paid to the Funds. Notwithstanding the foregoing, InvestAmerica will be allowed to be reimbursed by Portfolio Companies for all direct expenses associated with due diligence and management of portfolio investments or investment opportunities, including expenses of attending board and management meetings, and such expenses (travel, meals, lodging, etc.) will not be payable to, or by, Atlas or credited against the Management Fee.
                  3.3      Except for expense reimbursement provided in Section
         3.2 above and 3.4 below, InvestAmerica's sole and exclusive compensation for all of its services to be rendered hereunder will be in the form of a Management Fee and a separate Incentive Fee as provided in Section 4.

                  3.4 InvestAmerica will be responsible for the following expenses: its staff salaries and fringes, office space, office equipment and furniture, communications, travel, meals and entertainment, conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses. InvestAmerica will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing, InvestAmerica will pay the salaries and other employee benefits of the persons in its organization whom it may engage to render such services, including without limitation, persons in its organization who may from time to time agree to act as officers of the Funds. Atlas or the Funds, however, will be responsible for all reasonable expenses for travel at the direction of Atlas or the Funds, including for Board or other management meetings, which expenses shall be reimbursed promptly upon being invoiced therefor by InvestAmerica. Without limiting the foregoing, InvestAmerica will not be responsible for any expenses: (i) required to be paid by the Funds pursuant to the Atlas Advisory Agreements (including, without limitation, Section 2.3 of each Atlas Advisory Agreement), (ii) any expenses related to moving management of the Funds to Atlas, including expenses of moving records to Salt Lake, (iii) expenses of duplicating files necessary for performance of the Services; or (iv) any other expenses incurred in connection with the services that are not expressly payable by InvestAmerica under this Agreement.

                  3.5 The obligations of InvestAmerica to Atlas and the Funds are not exclusive.

                           (a) InvestAmerica and its affiliates may, in their discretion, manage other venture capital funds and render the same or similar services to any other person or persons who may be making the same or similar investments. Neither InvestAmerica nor any of its affiliates shall in any manner be liable to Atlas, the Funds or their affiliates by reason of the activities of InvestAmerica or its affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

                           (b) The scope of the Services does not include presentation of investment opportunities to the Funds or making new investments for the Funds, but rather is limited to management of the Existing Portfolio. Accordingly, InvestAmerica is not required to present to the Funds investments being considered by other funds managed by InvestAmerica or its affiliates.

                           (c) With respect to follow-on investments made by InvestAmerica pursuant to this Agreement, any such investment management services and all co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, the Exemptive Orders and the rules and regulations applicable to SBICs.

         4.       Management and Incentive Fees.

                  4.1 During the term of this Agreement, and to the extent the Agreement is extended pursuant to the terms of this Agreement and the terms of the 1940 Act, Atlas will pay InvestAmerica a Management Fee in the following amounts:

                Period                                           Management Fee
                ------                                           --------------
Effective Date through February 28, 2005                            $ 325,000
March 1, 2005 through February 28, 2006                               250,000
March 1, 2006 through February 28, 2007                               125,000
March 1, 2007 through February 28, 2008                                60,000
March 1, 2008 through February 28, 2009                                60,000

         The Management Fee shall be paid to InvestAmerica in equal monthly installments within fifteen (15) days after the end of each calendar month for Services provided during the previous month, provided that Atlas has received payment of its management fee from MACC and MorAmerica pursuant to the terms of its agreements with MACC and MorAmerica. Payments of Management Fees that are delayed because of failure of MACC or MorAmerica to pay a management fee to Atlas for the corresponding period shall be made promptly upon Atlas receiving such management fee from MACC or MorAmerica. The Management Fee shall stop accruing on the date that this Agreement expires or is terminated. Upon expiration or termination of this Agreement, all earned but unpaid Management Fees shall be immediately due and payable.

                  4.2 During the term of this Agreement Atlas shall pay to InvestAmerica an Incentive Fee determined as follows:

                           (a)      The Incentive Fee to be paid to
         InvestAmerica from the Effective Date through February 28, 2008 shall consist of seventy percent (70%) of the incentive fee actually paid by MACC and MorAmerica to Atlas pursuant to the respective Investment Advisory Agreements between Atlas and MACC and MorAmerica attributable to Existing Portfolio Companies as of the Effective Date. The remaining thirty (30%) percent of the incentive fee actually paid by MACC and

                  MorAmerica attributable to Existing Portfolio Companies as of the Effective Date shall belong to Atlas.

                           (b)      The Incentive Fee to be paid to
                  InvestAmerica from the March 1, 2008 through February 28, 2009 shall consist of fifty percent (50%) of the incentive fee actually paid by MACC and MorAmerica to Atlas pursuant to the respective Investment Advisory Agreements between Atlas and MACC and MorAmerica attributable to Existing Portfolio Companies as of the Effective Date. The remaining fifty (50%) percent of the incentive fee actually paid by MACC and MorAmerica attributable to Existing Portfolio Companies as of the Effective Date shall belong to Atlas. All incentive fees paid by MACC and MorAmerica to Atlas attributable to companies that were not Portfolio Companies as of the Effective Date shall belong solely to Atlas.

                           (c)      All incentive fees paid by MACC and
                  MorAmerica to Atlas attributable to companies that were not Existing Portfolio companies as of the Effective Date shall belong solely to Atlas.

                           (d) The Incentive Fee shall stop accruing effective as of the date of the expiration or termination of this Agreement. Upon expiration or termination of this Agreement, all earned but unpaid incentive fees shall be immediately due and payable; provided, however, that incentive fees earned with respect to non-cash Realized Capital Gains shall not be due and owing to InvestAmerica until the cash is received by the Funds.

                           (e) To the extent payable, Atlas shall arrange for the Incentive Fee to be paid to InvestAmerica directly by the Funds, on the same date as Atlas is paid its share of the Incentive Fee by the Funds, and in no event less than annually.

         5. Personnel. All employee wages, benefits and other related costs for employees and personnel of InvestAmerica shall be the sole responsibility of InvestAmerica, and InvestAmerica shall have sole control of the payment of wages and benefits to such employees. The individuals providing the Services shall at all times be considered to be in the employ of InvestAmerica and under the direction and control of InvestAmerica, and they shall not be considered to be in the employ of Atlas. No InvestAmerica personnel shall be required to relocate to Salt Lake City. Without the prior written consent of InvestAmerica (which consent InvestAmerica may grant or withhold in its sole and absolute discretion), Atlas agrees that it shall not, for a period of three (3) years from the date of termination of this Agreement, either alone or in conjunction with any other person, or directly or indirectly through its present or future affiliates, employ, engage or seek to employ or engage any person who is an employee of InvestAmerica.

         6. Accounts and Records. InvestAmerica will maintain books of account and other records and files with respect to the Services provided hereunder. InvestAmerica shall make such records available for inspection by Atlas upon reasonable notice at mutually convenient times at the place where such records are kept in the ordinary course of business.

         7. Confidentiality. InvestAmerica agrees that it will come into possession of information regarding the Portfolio Companies and information regarding other companies, the securities of which are owned by other funds managed by one of the parties ("Confidential Portfolio information"), and information concerning the business of the other parties to this Agreement ("Confidential Business Information") (collectively the Confidential Portfolio Information and Confidential Business Information are referred to herein as "Confidential Information"). Confidential Information shall not include information independently developed by a party without reliance on the Confidential Information of the other party, information obtained from a third party, which third party is under no restriction with respect to the use and disclosure of such information, or information approved for unrestricted release by a party without violating a provision of this agreement.

         InvestAmerica agrees that the Confidential Information is highly confidential, private and of a sensitive nature. Atlas and InvestAmerica agree that each will handle the Confidential Information of the other with the same degree of care that it uses to handle its own Confidential Information, and will, at all times, handle the Confidential Information of the other in a manner reasonably calculated to maintain its confidentiality. Each party understands that the other may disclose Confidential Information as reasonably necessary:
(i) in the normal course of managing existing portfolios, (ii) in performing the Services, (iii) in the performance of tasks by InvestAmerica as requested by Atlas, (iv) in communicating with shareholders, investors, and regulatory agencies, including the SBA and SEC. Atlas and InvestAmerica also agree that the parties may disclose Confidential Portfolio Information to banks, financing sources, investment banks, brokers, auditors, law firms and other service providers (i) as reasonably necessary in connection with the management of an investment in a Portfolio Company, (ii) at the request of the Portfolio Company who directs disclosure to third parties, (iii) as reasonably necessary in connection with service as a director of a Portfolio Company. InvestAmerica may also use and disclose information regarding IRR, cash flow and other performance data for the Existing Portfolio and all other historical performance data relating to the Existing Portfolio and prior investments during the time InvestAmerica managed the Funds. In addition, a party may use and disclose the Confidential Information of the other party where required by law, provided that it shall first notify the other party in writing of such requirement and cooperate with respect to any reasonable steps available for the further protection of such Confidential Information.

         InvestAmerica agrees that it will use the Confidential Information solely in the management of the Funds or the management of other funds that have co-investments with the Funds.

         InvestAmerica agrees that, in the event of any breach of any provision hereof, the aggrieved party will not have an adequate remedy in money or damages and that, in such event, the aggrieved party shall be entitled to obtain injunctive relief against such breach in any court of competent jurisdiction, without the necessity of posting a bond even if otherwise normally required. Such injunctive relief will in no way limit the aggrieved party's right to obtain other remedies available under applicable law.

         8.       Compliance with Laws; Cooperation.

                  8.1 Invest America shall use diligent effort to cause all Services to be performed in strict compliance with all laws, regulations and requirements of any federal, state, municipal or other governmental entity having jurisdiction respecting either of the parties and/or the Services being rendered, including the 1940 Act, the Advisors Act and all Exemptive Orders.

                  8.2 Atlas shall cooperate fully with InvestAmerica's efforts to perform the Services effectively and in compliance with applicable law, including providing InvestAmerica with files and records necessary for the performance of the Services.

         9.       Indemnification; Fidelity Bond, Directors and Officers
                  Insurance.

                  9.1 Atlas shall not be liable or responsible for any action or omission on the part of InvestAmerica or its employees, representatives or agents arising out of their respective service on the board of directors of individual Portfolio Companies or provision of other Services pursuant to this Agreement, except to the extent that such action or omission was specifically directed by Atlas, in writing. InvestAmerica shall indemnify and hold Atlas harmless from any claims or liabilities arising out of the service of InvestAmerica and its employees, representatives and agents on the boards of directors of individual Portfolio Companies or the provision of other Services pursuant to this Agreement, except to the extent that InvestAmerica or its employees, representatives or agents were carrying out the express written or oral instructions of Atlas in connection with the action or omission complained of.

                  9.2 InvestAmerica shall not be liable or responsible for any action or omission on the part of Atlas or its employees, representatives or agents arising out of this Agreement or the Atlas Advisory Agreements. Atlas shall indemnify and hold InvestAmerica harmless from any claims or liabilities arising out of Atlas' actions or omissions with respect to this Agreement or the Atlas Advisory Agreements.

                  9.3 During the term of this Agreement, InvestAmerica and its officers, directors and employees, with respect to performance of the Services under this Agreement and as officers or employees of the Funds, if applicable, shall be covered at all times by a (i) directors and officers insurance policy and (ii) a joint fidelity bond, in each case at least as extensive in amount, scope and coverage as required by law and as presently in force (as long as reasonable commercially available), and at no cost to InvestAmerica.

                  9.4 Neither InvestAmerica, nor any of its officers, directors, shareholders, employees, agents or Affiliates, whether past, present or future (collectively, the

         "Indemnified Parties"), shall be liable to Atlas or the Funds, or any of their affiliates for any error in judgment or mistake of law made by the Indemnified Parties in connection with any investment made by or for the Funds, provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross negligence or willful misconduct of the Indemnified Parties. The Funds confirm that in performing services hereunder Atlas will be an agent of the Funds for the purpose of the indemnification provisions of the Bylaws of the Funds subject, however, to the same limitations as though the Indemnified Parties were a director or officer of the Company. InvestAmerica shall not be liable to Atlas, the Funds, their shareholders or their creditors, except for violations of law or for conduct which would preclude the Indemnified Parties from being indemnified under such Bylaw provisions. The indemnification provisions of this Section 9 are applicable to the entire period for which InvestAmerica has provided advisory services to the Funds, beginning in 1985. The provisions of this Section 9(d) shall survive termination of this Agreement.

         10. Notices. All notices or other communications given pursuant to this Agreement shall be in writing and shall be given by personal delivery, by United States mail or an established, commercial express delivery service (such as Federal Express), postage or delivery charge prepaid, return receipt requested, addressed to the person and address designated below:

                  InvestAmerica:     Invest America Investment Advisors, Inc.
                                     101 Second Street S.E., Suite 800
                                     Cedar Rapids IA 52401
                                     Fax(319)363-9683
                                     Attn: David R. Schroder, President

                  Atlas: Atlas Management Partners, LLC One South Main Street, Suite 1660 Salt Lake City, Utah 84133
                                     Fax: (801)524-8941
                                     Attn: Kent I. Madsen, Manager

         A notice or other communication shall be deemed received on the earliest of the following: (i) the date of its delivery to the address specified above, (ii) the date of its actual receipt by the person or entity specified above, or (iii) in the case of refusal to accept or inability to deliver the notice or other communication, the earliest of (a) the date of the attempted delivery or refusal to accept delivery, (b) the date of the postmark on the return receipt, or (c) the date of receipt of notice of refusal or notice of non-delivery by the sending party.

         Either party may designate any other address in substitution of the foregoing address(es) at any time by giving the other party ten (10) days written notice, as provided herein, of the new address.

         11. Severability. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, the remainder of this Agreement or such other documents, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Agreement or such other documents shall be valid and shall be enforced.

         12. No Joint Venture, Partnership or Alter Ego; Independent Contractor. Nothing contained in this Agreement, any document executed in connection herewith or any other agreement with any other party shall be construed as making InvestAmerica and Atlas partners, joint venturers or alter egos of each other or of any other entity. InvestAmerica shall at all times remain an independent contractor of Atlas with respect to the Services.

         13. Additional Documents. The parties hereby agree to execute and deliver such other documents and instruments as may be necessary or desirable to give effect to the terms and intent of this Agreement.

         14. Waiver. The failure of any party to insist upon strict performance of any of the provisions contained herein shall not be deemed a waiver of any rights or remedies that such party may have, and shall not be deemed a waiver of any subsequent breach or default.

         15. Captions and Headings. The captions and headings in this Agreement are for ease of reference only and shall not be deemed to define or limit the scope or intent of any of the terms, covenants, conditions or agreements contained herein.

         16. Entire Agreement. This Agreement contains the entire agreement between and among the parties hereto and supersedes all prior negotiations and agreements, oral or written, with respect to the subject matter hereof or with respect to any of the Services.

         17. Arm's-Length Agreement; Construction. The parties mutually acknowledge that the provisions of this Agreement are the product of arm's-length negotiations with parties having essentially equal bargaining strength, legal representation and opportunity to determine the language used herein. Therefore, the provisions of this Agreement shall not be construed for or against any party.

         18. No Third-Party Beneficiary Rights. This Agreement is not intended to create, nor shall it be in any way construed to create any third-party beneficiary rights in any person not a party hereto.

         19. Successors and Assigns. This Agreement shall inure to the benefit of and bind the respective parties' successors and assigns.

         20. Applicable Law. This Agreement is made and delivered in, and shall be construed and interpreted in accordance with the laws (without reference to the choice-of-law provisions) of, the State of Delaware.

         21. Amendment. This Agreement may be amended only in writing executed by all parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            ATLAS:
                                            ATLAS MANAGEMENT PARTNERS, LLC
                                            A Utah limited liability company

                                            By:_________________________________
                                                   Kent I. Madsen
                                                   Manager

                                            INVESTAMERICA:
                                            INVESTAMERICA INVESTMENT ADVISORS,
                                            INC.
                                            A Delaware corporation

                                            By:_________________________________
                                                   David A. Schroder
                                                   President

                                            By:_________________________________
                                                   Robert A. Comey
                                                   Executive Vice President

                                            MORAMERICA:
                                            MORAMERICA CAPITAL CORPORATION

                                            By:_________________________________
                                                   David R. Schroder
                                                   President

                                            By:_________________________________
                                                   Robert A. Comey
                                                   Executive Vice President

                                            MACC:
                                            MACC PRIVATE EQUITIES, INC.
                                            A Delaware corporation

                                            By:_________________________________
                                                   David R. Schroder
                                                   President

                                            By:_________________________________
                                                   Robert A. Comey
                                                   Executive Vice President

                                   SCHEDULE A
                                    SERVICES
                         TO BE PROVIDED BY INVESTAMERICA

I.       PORTFOLIO MANAGEMENT OF PORTFOLIO EXISTING AT 3/01/04

      1. Gather, review, file, summarize monthly financials relating to portfolio investments existing at 3/01/04 (the "Existing Portfolio").

      2.    Report sales, pre tax, EBITDA actual vs. budget monthly.

      3.    Attend Existing Portfolio company board meetings.

      4.    Review and file projections.

      5.    Review and file annual audits.

      6.    Review covenant compliance.

      7. Explore ways to add value i.e. explore growth and acquisition opportunities and plans, assess management and new management candidates.

      8.    Work to execute exit projections.

      9.    Communicate and work with co-investors to assess and add value.

      10. Analyze and recommend investment opportunities for the Existing Portfolio company.

      11.   Support senior capital and venture capital acquisition as required.

      12.   File all company monitoring information.

      13.   File all investment documentation.

      14. Timely submission of all SBA documentation associated with the Existing Portfolio.

      15. In Existing Portfolio board roles, act in accord with proper corporate governance guidelines, all in the interest of the Existing Portfolio company and its shareholders.

      16. Make available and, if requested by Existing Portfolio companies, render managerial assistance to, and exercise management rights in, Existing Portfolio companies and entities as appropriate to maximize return for the Funds and to comply with applicable regulations.

II.      SBA EXAMINATIONS - FOR EXISTING PORTFOLIO

      1. Prepare regulatory and financial schedules required by SBA for two years.

      2. Support the examination in Cedar Rapids for year one and send info to Salt Lake City in subsequent years.

      3. Examination preparation involves only the Existing Portfolio and financial records.

      4. Atlas responsible for examination preparation and management of all new portfolio companies.

      5. Atlas responsible as investment advisor of Funds; InvestAmerica provides assistance on any inquiries related to Existing Portfolio.

III.     SEC EXAMINATIONS: SECURITIES CUSTODY

      1. Atlas responsible as investment advisor of the Funds; InvestAmerica provides assistance on any inquiries related to Existing Portfolio.

      2. Atlas responsible for custody of all assets (cash, securities, et al) which are subject to SEC custody rules under the 1940 Act and the Advisors Act.

IV.      ACCOUNTING FOR MACC AND PEI

      1. Prepare monthly and annual financial statements, Forms 468 and quarterly reports for MACC for two years.

      2. Atlas will be responsible for controls, check writing, wire instructions and approval of expenses.

      3. Will prepare PEI statements (i.e. monthly, quarterly and annual statements) for one year.

      4. Prepare quarterly and annual valuations reports provide valuation analysis and support to MACC and PEI board of directors and SBIC requirements.

V.       SHAREHOLDER RELATIONS / ANNUAL REPORT

      1.    Atlas responsible for all shareholder relations.

      2. Atlas will prepare the annual report, with financial input from InvestAmerica for as long as InvestAmerica does the accounting for MACC and PEI.

                    EXISTING PORTFOLIO FOLLOW-ON INVESTMENTS

      1. InvestAmerica responsible for analysis, presentation, proposal, gathering, filing investment documentation.

      2.    Atlas responsible for investment decision.

      3.    MACC Board responsible for the co-investment split decision.

                                 BOARD MEETINGS

      1.    Atlas responsible.

      2.    InvestAmerica Investment Advisors, Inc. will provide quarterly;

                  -     Financials (P&L, Balance Sheet, Cash Flow Actual vs.
                        Budget)

                  -     Management Letter on "Existing Portfolio"

                  -     Portfolio Performance Report

                  -     Valuations

                  -     Audit preparation and work papers

InvestAmerica Investment Advisors, Inc. is not responsible for out of pocket expenses (travel, meals, etc.) for performance of the CFO function or specific requests to travel to Salt Lake City under the management/investment advisor contract.

                              FINANCIAL PROJECTIONS

1. InvestAmerica responsible for inputs with regard to the Existing Portfolio and expenses under its control

2.       Atlas responsible for PEI and MACC financial projections.

                                   APPENDIX D

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

                              ARTICLES OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION

         Pursuant to the provisions of the General Corporation Law of Delaware, the undersigned Corporation adopts the following Articles of Amendment to its Certificate of Incorporation:

FIRST:   The name of the Corporation is MACC Private Equities Inc.

SECOND: The following amendment to the Certificate of Incorporation contained in the following resolution was adopted by the shareholders of the Corporation as of February 24, 2004, in the manner prescribed by the General Corporation Law of Delaware:

                  RESOLVED, that the Corporation's Certificate of Incorporation be, and hereby is, amended by deleting the current "ARTICLE V" thereof, and substituting the following:

                                    ARTICLE V
                                AUTHORIZED SHARES

                           The total number of shares of stock of all classes
                  which the Corporation shall have authority to issue is ten million (10,000,000) shares of a single class of voting common stock and the par value of each such share is One Cent ($.01) amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

THIRD: Consent to the foregoing amendment has been given by a majority of the board of directors and by the holders of a majority of the shares entitled to vote on such amendment.

FOURTH: There is no exchange, reclassification or cancellation of issued shares provided for in this amendment.

FIFTH: A change has been made in the amount of stated capital. The number of authorized shares of common stock has, by virtue of this amendment, been increased by six million (6,000,000). The par value of each share of common stock has remained the same. The amount of stated capital as changed by such amendment has thereby been increased from $40,000.00 to $100,000.00.

                  DATED as of this______________day of February, 2004.

                                            MACC Private Equities Inc.
                                            a Delaware Corporation

                                            By _________________________________
                                                                     , President

ATTEST:

_____________________________
                  , Secretary

                                   APPENDIX E

                             AUDIT COMMITTEE CHARTER

                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION

                             AUDIT COMMITTEE CHARTER

I.       ORGANIZATION

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of three or more directors, as determined by the Board of Directors, each of whom shall not be an officer or employee of the MACC Private Equities Inc. (the "Company") or any of its affiliates, but shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member. (1)

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member of the Audit Committee shall be an "audit committee financial expert," as that term is defined in rules promulgated by the Securities and Exchange Commission ("SEC").

         The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one year or until their successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate. The Board of Directors shall make the determination as to (a) the independence of each member of the Audit Committee; and (b) which member(s) of the Audit Committee qualify as an "audit committee financial expert."

         A.       Definition of Independence

         The following persons are not considered independent:

         (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

----------
         (1) Prior to the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), NASDAQ rules contained an exemption to the independence standards under "exceptional and limited circumstances." Following Sarbanes-Oxley and SEC proposed rules, there are no longer any exceptions to the requirement that the entire Audit Committee be independent. See Securities and Exchange Act of 1934 Section 10A(m), as amended by Sarbanes-Oxley; Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18,
2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register).

          (2) a director who accepts any consulting, advisory or other compensatory fee from the Company or any of its affiliates, other than compensation for board or committee service; (2)

          (3) a director who is any member of the family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (3)

          (4) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

          (5) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee;

          (6) a director who owns or controls 20% or more of voting stock of the Company; (4) or

          (7) a director who is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). (5)

         B.       Definition of "Audit Committee Financial Expert" (6)

         An "audit committee financial expert" is a person who has, through education and experience as a public accountant or auditor or a principal financial officer, controller, or principal accounting officer of a company that, at the time the person held such position, was required to file reports pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or experience in one or more positions that involve the performance of similar functions (or that results, in the judgment of the Company's Board of Directors, in the person's having similar expertise and experience), the following attributes:

(1) an understanding of generally accepted accounting principles and financial statements;

----------
     (2) See Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register).

     (3) See NASDAQ Corporate Governance Proposal (Nov. 20, 2002) (the proposed rule would broaden its scope to encompass any family member instead of only immediate family members.

     (4) Id.

     (5) See Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register).

     (6) See Final Rule: Disclosure Required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002, 1933 Act Release No. 33-8177 (Jan. 24, 2003) (effective date: March 3, 2003).

(2) experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves that are generally comparable to the estimates, accruals and reserves, if any, used in the Company's financial statements;

(3) experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company's financial statements;

(4)  experience with internal controls and procedures for financial reporting;
     and

(5)  an understanding of audit committee functions.

II.      PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are as follows:

         1. To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         2. To review and appraise the audit efforts of the Company's independent auditors and management of the Company.

         3. To provide an open avenue of communication among the independent auditors, financial and senior management, employees (7) and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

III.     MEETINGS

         The Audit Committee shall meet regularly as determined by the members of the Audit Committee or as directed by the Board of Directors. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The President, Chief Financial Officer, outside legal counsel, and a representative from the independent

----------
     (7) Under SEC proposed rules, it is imperative for the Audit Committee to cultivate open and effective channels of information about the Company's financial reporting process among not only management, but also employees. See Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register).

         auditors may be invited to all meetings. Other management may be invited as necessary. Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

         As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

IV.      AUTHORITY AND RESPONSIBILITIES

         The Audit Committee shall be solely responsible (8) for the retention, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. (9) The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

         To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

Review the Company's audited financial statements prior to the release of year-end earnings and/or the Company's financial statement and prior to filing the Company's Annual Report on Form 10-K.

Review the Company's quarterly financial results prior to the release of quarterly earnings and/or the Company's financial statement and prior to filing the Company's Quarterly Report on Form 10-Q.

----------
    (8) See Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register) (Because Section 32(a) of the Investment Company Act currently requires that independent auditors of registered investment companies be selected by a majority of disinterested directors, this rule exempts registered investment companies from the requirement that the Audit Committee be solely responsible for the selection of independent auditors.

    (9) See id.

Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company's stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select the independent auditors and the Audit Committee has the ultimate responsibility to evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).(10)

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions to the Board.(11)

Pre-approve any non-audit services that are permitted under the Exchange Act and SEC rules.(12)

Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.(13)

----------
     (10) See id.

     (11) See Final Rule: Strengthening the Commission's Requirements Regarding Auditor Independence, 1933 Act Release No. 33-8183 (Effective Date: May 6, 2003) (requiring the independent auditor to prepare such reports).

     (12) See id.

Approve, where appropriate, fees and other significant compensation to be paid to the independent auditors.

Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Exchange Act has not been implicated.

In connection with the Company's year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

In connection with the Company's interim financials, discuss with financial management and independent auditors any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No.
71. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.(14)

Improvement Process

Meet periodically with management to review the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures.

Proxy Statement

Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

Oversee the publication of this Charter, following amendment, and, in any event, at least every three years, in the Company's annual proxy statement in accordance with SEC regulations.

----------
     (13) See id. (prohibiting any person who was employed by the independent auditor an who participated in any capacity in the audit of the Company during the preceding one-year period from being a chief executive officer, controller, chief financial officer, chief accounting officer, or serving in an equivalent position in the Company.).

     (14) See id. (The Sarbanes-Oxley Act requires rotation of certain audit partners on a five-year basis in order to continue to provide audit services for a registrant.).

Ethical Compliance

Establish, review and update periodically the Company's Code of Ethics(15) and Policy Against Insider Trading and Prohibited Transactions ("Insider Trading Policy"). The effectiveness of Code of Ethics and Insider Trading Policy shall be reviewed annually by the Audit Committee, with a report thereafter by the Audit Committee to the Board of Directors. The report shall include any recommendations for proposed changes to the Code of Ethics and Insider Trading Policy which the Audit Committee believes are reasonably necessary to ensure high ethical conduct by the Company's chief executive and senior financial officers and to prevent fraudulent, deceptive, misleading or manipulative acts by "Access Persons" as that term is defined in the Insider Trading Policy.

Review management's monitoring of the Company's compliance with the Insider Trading Policy or any other potential conflict of interest situations arising in respect of the Company's affairs and involving the Company's investment adviser, affiliates and employees.

Procedures for Handling Complaints(16)

Establish procedures for the receipt, retention and treatment of (a) complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Miscellaneous

Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies related to financial matters or the Insider Trading Policy and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

At each meeting of the Audit Committee, the Audit Committee shall review all invoices for payment of fees and expenses to the Company's investment adviser together with any related records requested by the Audit Committee from time to time.

The Audit Committee shall oversee the maintenance of investments in compliance with Section 17(f) of the 1940 Act. The Chair shall have the responsibility to review the documentation required in connection with the deposit or withdrawal of the Company's securities or similar investments by persons authorized by the Board of Directors to have access to such securities.

----------
     (15) Under SEC final rules, the Company is required to disclose whether it has a Code of Ethics applicable to the chief executive and senior financial officers; if the Company has not adopted such Code of Ethics, it must disclose why it has not done so. See Final Rule: Disclosure Required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002, 1933 Act Release No. 33-8177 (Jan. 24,
2003) (effective date: March 3, 2003).

     (16) This section addresses the "whistleblower" requirements of Sarbanes-Oxley and SEC proposed rules. See Proposed Rule: Standards Relating to Listed Company Audit Committees, Exchange Act Release No. 34-47137 (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first anniversary of the publication of the final rule in the Federal Register).

The Audit Committee is authorized to review, from time to time, in the Committee's discretion, electronic data processing procedures and controls, policies and procedures regarding expenses and use of corporate assets.

The Audit Committee shall review and approve any changes to the Disclosure Committee Charter, the Disclosure Policy and the Internal Control Policy proposed by the Disclosure Committee of the Company.

Periodically conduct a self-assessment of the Audit Committee's performance.

Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         LIMITATION OF AUDIT COMMITTEE'S ROLE

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditors. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations, the Code of Ethics and the Insider Trading Policy.

                                                 As amended on February 25, 2003

                                   APPENDIX F

                     NOMINATING/GOVERNANCE COMMITTEE CHARTER

                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION

                         CORPORATE GOVERNANCE/NOMINATING
                                COMMITTEE CHARTER

PURPOSE

         The Corporate Governance/Nominating Committee is appointed by the Board of Directors (1) to identify individuals qualified to become Board members, and to recommend to the Board persons to fill Board vacancies or to stand for election by shareholders; (2) to recommend to the Board corporate governance guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board's performance; and (4) to recommend to the Board nominees for each Board committee.

COMMITTEE MEMBERSHIP

         The Corporate Governance/Nominating Committee shall consist of no fewer than three members. The members of the Corporate Governance/Nominating Committee shall meet the independence requirements of Nasdaq and shall be persons who are not "interested persons" of the Company under applicable rules of the Securities and Exchange Commission.

         The members of The Corporate Governance/Nominating Committee shall be appointed and may be replaced by the Board at any time. The Corporate Governance/Nominating Committee chairperson or chairpersons shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of The Corporate Governance/Nominating Committee.

MEETINGS

         The Corporate Governance/Nominating Committee shall meet at least three times a year, and more frequently as circumstances dictate. A majority of the members of The Corporate Governance/Nominating Committee shall constitute a quorum for the transaction of business.

         The Corporate Governance/Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the Secretary of the Company.

         The Corporate Governance/Nominating Committee will report to the Board of Directors regarding recommendations of The Corporate Governance/Nominating Committee submitted to the Board of Directors for action, and provide the Board copies of the minutes of its meetings.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

1. The Corporate Governance/Nominating Committee shall have the sole authority to retain and terminate any search firm to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Corporate

     Governance/Nominating Committee shall also have authority to access Company resources and to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. Each year, the Corporate Governance/Nominating Committee shall implement and follow a process designed to seek individuals qualified to become board members for recommendation to the Board and shall consider the re-election of existing directors. The Corporate Governance/Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Corporate Governance/Nominating Committee shall monitor the mix of skills and experience of its directors and committee members in order to assess whether the Board has the appropriate tools to perform its oversight function effectively.

3. Taking this into account, for each year's nominations the Corporate Governance/Nominating Committee will take the following steps:

         a. With respect to nominating existing directors, the Corporate Governance/Nominating Committee will review relevant information available to it, including the latest board evaluations for such persons, if any, and assess their continued ability and willingness to serve as a director. The Corporate Governance/Nominating Committee will also assess such persons' contributions in light of the mix of skills and experience the Corporate Governance/Nominating Committee has deemed appropriate for the Board.

         b. With respect to nominations of new directors, the Corporate Governance/Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Corporate Governance/Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. The Corporate Governance/Nominating Committee will then review selected candidates and make a recommendation to the Board. The Corporate Governance/Nominating Committee may seek input from other Board members or senior management in identifying candidates.

         The Corporate Governance/Nominating Committee will consider nominations for the Board by stockholders the same way it evaluates other individuals for nomination as a new director. Such nominations must be made in accordance with the Company's Bylaws to be considered.

4. The Corporate Governance/Nominating Committee shall perform an annual assessment of the Board's performance. In addition, the Corporate Governance/Nominating Committee shall solicit and receive comments from all directors, assess each director's performance and periodically, but not less often than every three (3) years, report to the Board with an assessment of the director's performance, to be discussed with the full Board at the first Board meeting following the completion of such assessment.

5. The Corporate Governance/Nominating Committee shall oversee the formulation of, and shall recommend for adoption to the Board, a set of corporate governance guidelines. The Corporate Governance/Nominating Committee shall periodically review and reassess the Corporate Governance Guidelines of the Company and recommend appropriate changes to the Board for approval.

6. The Corporate Governance/Nominating Committee may form and delegate authority to subcommittees when appropriate.

7. The Corporate Governance/Nominating Committee shall review and approve annually the Company's compensation program for service on the Board of Directors or any of its committees.

8. The Corporate Governance/Nominating Committee shall review and reassess this Charter annually and recommend any appropriate changes to the Board for approval. The Corporate Governance/Nominating Committee shall annually review its own performance.

9. The Corporate Governance/Nominating Committee shall perform a periodic review of all Board committees' structure and governance charters to assess the need for any modifications or updates. In addition, the Corporate Governance/Nominating Committee shall make recommendations to the Board regarding the composition and responsibility of the Board committees.

10. The Corporate Governance/Nominating Committee shall review all conflicts of interest which may arise from time to time regarding members of the Board or executive officers and review and approve all related party transactions which would require disclosure in the Company's proxy statement.

Adopted by the Board of Directors of
MACC Private Equities Inc. and
MorAmerica Capital Corporation
December 22, 2003

                                                               Please        [ ]
                                                               Mark Here
                                                               for Address
                                                               Change or
                                                               Comments
                                                               SEE REVERSE SIDE

                                              FOR         WITHHOLD
                                              all         Authority
                                            nominees  for all nominees
1. To elect eight directors to serve until    [ ]           [ ]
   the 2005 Annual Meeting of Shareholders
   or until their respective successors
   shall be elected and qualified;

   NOMINEES:

   01 Michael W. Dunn; 02 Jasja Kotterman;
   03 Benjamin Jaravanon; 04 Kent I. Madsen;
   05 Shane Robison; 06 Gordon J. Roth;
   07 Marrina Walton; 08 Geoffrey Woosley

(INSTRUCTION: To withhold authority
to vote for any individual nominee,
write that nominees's name on the
space provided below.)                               I PLAN TO [ ]
                                                       ATTEND
________________________________                      MEETING

                                                           FOR  AGAINST ABSTAIN
                                                           [ ]    [ ]     [ ]
2. To approve an investment Advisory Agreement between the Corporation and Atlas Management
   Partners LLC("Atlas");

3. To approve an Investment Advisory Agreement             FOR  AGAINST ABSTAIN
   between MorAmerica Capital Corporation                  [ ]    [ ]     [ ]
   ("MorAmerica Capital") and Atlas;

4. To approve an Investment Advisory Support Services      FOR  AGAINST ABSTAIN
   Agreement among the Corporation, MorAmerica             [ ]    [ ]     [ ]
   Capital, Atlas and InvestAmerica Investment
   Advisors, Inc;

5. To approve amending the Corporation's Certificate       FOR  AGAINST ABSTAIN
   of Incorporation to increase the number of authorized   [ ]    [ ]     [ ]
   shares of Common Stock of the Corporation from 4,000,000 to 10,000,000;

                      6. To authorize the Corporation to   FOR  AGAINST ABSTAIN
                         issue rights to acquire any       [ ]    [ ]     [ ]
                         authorized shares of Common
                         Stock of the Corporation;

                      7. To authorize the Corporation      FOR  AGAINST ABSTAIN
                         to issue warrants, rights or      [ ]    [ ]     [ ]
                         options to purchase, or
                         securities convertible into,
                         shares of the Corporation's
                         Common Stock;

                      8. To ratify the appointment of      FOR  AGAINST ABSTAIN
                         KPMG LLP as Independent auditors; [ ]    [ ]     [ ]
                         and

                      9. To transact such other business as may properly come
                         before the meeting and any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

SIGNATURE______________________SIGNATURE____________________DATE_______________

Please sign your name exactly as it appears hereon, if signing for estates, trusts, corporations or partnerships, title or capacity should be stated, If shares are held jointly, each holder should sign.

                            - FOLD AND DETACH HERE -

                           MACC PRIVATE EQUITIES INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 24, 2004

         The undersigned hereby appoints Paul M. Bass, Jr., Robert A. Corney and David R. Schroder and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on December 31, 2003, at the Annual Meeting of Shareholders of the Corporation to be held on February 24, 2004 and any adjournment(s) thereof.

         This proxy when properly executed will be voted as directed by the undersigned shareholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for the proposals described in items 2 through 8. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation's bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

                 (continued, and to be signed on reverse side)

    Address Change/Comments (Mark the corresponding box on the reverse side)

                             - FOLD AND DETACH HERE -